UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08348

LORD ASSET MANAGEMENT TRUST

(Exact name of Registrant as specified in charter)

440 South LaSalle Street

Chicago, Illinois 60605-1028

(Address of principal executive offices) (Zip code)

Patrick W.D. Turley Dechert LLP 1775 I Street, N.W. Washington, D.C. 20006	Thomas S. White Thomas White International, Ltd. 440 South LaSalle Street Chicago, Illinois 60605-1028

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 663-8300

Date of fiscal year end: 10/31

Date of reporting period: 11/01/10-10/31/11

ITEM 1. REPORT TO STOCKHOLDERS.

ANNUAL REPORT

OCTOBER 31, 2011

THE INTERNATIONAL FUND

THE EMERGING MARKETS FUND

THE AMERICAN OPPORTUNITIES FUND

O

ur analysts sift through data and mine information to produce insights on the dynamics of today’s global economy, which is of interest to both financial professionals and their clients alike. Visit our websites and travel country to country as we chronicle the world’s transformation into an exciting global marketplace. Thomas White offers multiple destinations for your global investing needs:

www.thomaswhite.com

Experience the enhanced features of our newly revamped Thomas White Global Investing website, and explore the panorama of trends, economic indicators and policy changes shaping our ever-changing global marketplace.

www.thomaswhitefunds.com

Please revisit the Thomas White Funds website, recently redesigned to provide you with easier access to important information on our three fund offerings including performance, rankings and commentaries.

www.thomaswhite.com/for-financial-professionals/

The Thomas White Financial Professional website serves the financial advisor community with exclusive insights, such as emerging market white papers, and in-depth product information on all of our strategies.

Thomas White: Empowering the Investor SM

THOMAS S. WHITE, JR.

The Funds’ Chairman and Portfolio Manager

ThomasWhite is the Funds’ Chairman of the Board of Trustees and Portfolio Manager. He has 45 years of investment experience, dating back to 1966 when he began his career at Goldman Sachs. Tom’s interests have always been global. As a boy he grew up around the world, living and traveling throughout Europe, North America and the Far East before graduating from Duke University with an economics degree in 1965. Over his forty-five years as an investment manager, he has been with Lehman Brothers, Blyth Eastman Dillon and Morgan Stanley, where he spent 14 years as a Managing Director. While at Morgan Stanley, Tom served as Chief Investment Officer for the firm’s U.S. value-style equity group.

Thomas White International, Ltd. was founded in 1992. It was initially named Lord Asset Management until 1997. Mr. White directs the management of portfolios in Europe, Africa, North America, Latin America, Japan and Asia. He is the senior professional in a team of seasoned security analysts who have been with the firm for many years. The firm’s research division produces monthly publications and weekly research reports covering 2,000 companies in 45 countries. This research is purchased by major asset management firms and broker-dealers worldwide.

www.thomaswhitefunds.com

Message to Shareholders

December 23, 2011

Dear Shareholders and Friends,

As the holidays approach, I want to welcome the many new individuals, registered investment advisors and investment banks who have selected our professionals to manage a portion of their assets. We are especially appreciative of receiving these additional funds at a time when we feel there are so many undervalued companies in both developed and emerging markets. Personally, as a bargain hunter with a conservative bias, I take great comfort in believing that investors are mispricing a good number of well-managed companies with sound business models and strong balance sheets. What is especially attractive is that many companies have dividends near or above the current yields of U.S. Treasury bonds. We could not have wished for a nicer gift this holiday season.

Economies are Transitioning to Promote Sustainable Growth

Both developing and developed countries are in the midst of adopting more sustainable economic models. This transition suggests country growth rates will slow over the next decade as governments and businesses realign their focus.

Asia’s past economic growth model emphasized infrastructure investing and the export of consumer goods to the developed countries.

When foreign sales eventually slowed, Asian consumers did not have the buying power to absorb these previously exported goods. Given consumption in Asian countries represents about 42% of their Gross Domestic Product (GDP), versus 65% in Europe and 72% in America, it will likely take the better part of a decade for new government policies in both developed and emerging regions to shift the size of their consumer sectors to where both have similar weights. This should largely eliminate the trade imbalances that created the excessive debt in developed markets.

Fortunately, many emerging market governments have solid balance sheets and large reserves to finance this effort. The developed countries need to invest heavily to replace aging infrastructure and to incentivize businesses to produce competitive exports, but, given most are heavily indebted, this could take them much longer to accomplish.

Factors that Drive a Country’s Growth

Economics 101 tells us that the major driver of a country’s growth rate is the amount that its government and private sector invests in productive capital equipment. This amount comes from encouraging citizens to reduce their domestic consumption as a trade off for strong, sustainable future growth. A country’s ability to invest more than normal to stimulate their economy in a recession, depends on their balance sheet. Countries

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with low debt-to-GDP ratios can use this avenue to promote their growth in challenging times, but deeply indebted countries do not have this option.

The economic characteristics below come from the countries projected by the International Monetary Fund (IMF) in September 2011 to have the highest 2009-2016 growth rates:

•	Started with higher savings to GDP rates

•	Started with higher investment to GDP rates

•	Had lower debt-to-GDP ratios

•	Had budget surpluses or lower deficits

The IMF study also projected that the average credit quality of these countries would improve over the seven-year period, resulting in lower debt-to equity ratios and lower budget deficits than at the start of the period.

Some of the countries whose above average projected growth is supported by the ratios mentioned above include:

• Europe:	Norway, Sweden

• Middle East:	Israel

• Latin America:	Chile, Columbia, Mexico, Peru

• Developed Asia:	Hong Kong, Singapore

• Emerging Asia:	China, Indonesia, Korea, Philippines, Taiwan, Thailand

Regional Growth Projections

The IMF projects that the 24 MSCI developed countries will grow on average 3.4% from 2009-2016 versus 8.0% for the 21 emerging markets countries and 9.4% for the 8 in Asia. The ratios discussed above seem to explain the differences in these growth rates. The developed countries start the period with debt-to-GDP ratios averaging 74.1% and they end up higher at 80.6%. The equivalent ratios for the emerging markets are 42.5% and 38.7%, and for those in Asia, 41.9% and 35.4%. It appears that above average growth is the result of a country’s above average level of saving and investment in its productive capacity. While domestic consumption may stabilize a country’s economy, it does not promote growth.

Re-establishing Healthy Growth Can Require Strong Medicine

Borrowing heavily to support excessive levels of consumption has left the United States and many countries in Europe with stalled growth and no funds to stimulate expansion. Sadly, the IMF projections show that indebted countries that increase their debt in an attempt to stimulate their growth will fail, and instead will be left with even greater problems. For example, the United States 2009 debt-to-GDP was 85.2%. Its recent sharp increase in debt issuance to stimulate its economy should only produce a below average 3.9% growth over seven years while leaving the country with an even higher debt-to-GDP ratio (115.4%).

It appears the only way out of this “debt trap” is to sharply reduce consumption (by increasing sales taxes?) and for the government to invest the receipts in

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job-producing projects that improve the country’s productivity. Business incentives will also be necessary to encourage private sector capital expenditures. The initial indebted developed countries that have been forced by sovereign bond investors to make major fiscal cutbacks include Ireland, Greece, Portugal, the United Kingdom, Spain, Italy and now France. Creditors have not yet forced the United States to implement these painful actions, even though it has the same poor credit metrics as these European countries.

Given the above, our analysts have a strong preference for companies operating in countries with low current debt levels and sufficient cashflow to promote their long-term economic expansion.

Our Portfolio Strategy

We strongly believe investors will benefit from owning well-managed companies with sound business models, solid balance sheets and most with above average dividend yields. Our stock selection is influenced by the stability and growth outlook of the countries where the company does business. Portfolio holdings are carefully diversified across the world’s regions and industries.

While equities are the most volatile asset class, history shows they have produced superior, inflation-adjusted returns over the long term. Solid companies run by experienced managers and with prudent balance sheets have demonstrated the ability to weather a wide range of business disruptions and economic storms and to come back more valuable than before. By being able to cope with challenging times better than their weaker competitors, these companies should be able to use their advantages in scale, lower costs and greater access to capital to increase market share in their industries and acquire valuable companies or divisions at fire sale prices. Like us, company managers with long-term horizons recognize that difficult environments may offer exceptional buying opportunities.

Your Portfolio Manager and Others in our Firm are Fellow Fund Shareholders

To demonstrate my personal belief in our investment approach and in an effort to avoid any perceived conflicts of interests with shareholders, I keep 100% of my personal stock market investments in the three Thomas White Funds.

I encourage you to stay abreast of the important events occurring in the forty-five countries covered by our analysts. Their insights and observations are available at www.thomaswhite.com. You may subscribe to this content on the site.

Enjoy the holiday season and have a prosperous 2012,

Thomas S. White, Jr.

Chairman and Portfolio Manager

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Past performance is not a guarantee of future results.

Opinions expressed are subject to change, are not guaranteed and should not be considered recommendations to buy or sell any security.

Must be preceded or accompanied by a prospectus.

Mutual fund investing involves risk. Principal loss is possible.

Diversification does not assure a profit nor protect against loss in a declining market.

The Thomas White Funds are distributed by Quasar Distributors, LLC

Price-to-Earnings:  The Price to Earnings (P/E) Ratio reflects the multiple of trailing earnings from the last reported fiscal year earnings at which a stock trades. This ratio excludes companies with a negative or undefined P/E ratio.

Price-to-Book:  Ratio of a company’s market capitalization divided by the company’s total common equity book value as shown on its balance sheet.

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INTERNATIONAL STOCK MARKET PERFORMANCE

The MSCI World Index has had a more consistent performance pattern over the last 40 years than any of its regional sub-indices.

MSCI INDICES (US$)	The regional performance order in each 5-year period is shown as rank #1 (best) to #5 (worst) as of October 31, 2011.
5-YEAR RETURN PERIODS	MSCI WORLD	MSCI AC WORLD[1]	EUROPE*	USA	JAPAN	PACIFIC EX-JAPAN*	EMERGING[1]
1970-1974	-1.3%		-0.9% (#2)	-3.4% (#3)	16.0% (#1)	-6.2% (#4)

1975-1979	16.0%		18.9%(#2)	13.3% (#4)	18.8% (#3)	27.5% (#1)

1980-1984	12.4%		6.1% (#3)	14.5% (#2)	17.0% (#1)	4.1% (#4)

1985-1989	28.0%	28.1%	32.3% (#3)	19.8% (#5)	41.4% (#2)	22.4% (#4)	52.2% (#1)

1990-1994	4.2%	4.7%	7.0% (#4)	9.2% (#3)	-3.4% (#5)	15.3% (#2)	20.9% (#1)

1995-1999	20.2%	19.2%	22.5% (#2)	29.7% (#1)	2.1% (#5)	5.0% (#3)	2.0% (#4)

2000-2004	-2.0%	-1.8%	0.4% (#3)	-3.2% (#4)	-6.3% (#5)	6.6% (#1)	4.6% (#2)

2005-2009	2.6%	3.6%	4.5% (#3)	0.7% (#4)	-0.7% (#5)	11.7% (#2)	15.9% (#1)

2010-2011[2]	9.3%	8.8%	-0.6% (#5)	17.0% (#1)	2.9% (#4)	10.9% (#2)	5.8% (#3)
1970-2011[2]	9.3%		10.3%	9.5%	9.3%	10.1%

1988-2011[2]	7.0%	7.2%	8.7%	9.6%	-0.3%	10.4%	13.0%

Source: MSCI

*Developed Markets

1Data beginning January 1, 1988

2Returns through October 31, 2011

Past performance is not a guarantee of future results

History shows that regional returns are random in their timing, with no area holding a monopoly on performance. Note the 1970-2011 regional return range of 9.3% to 10.3% are all close to the 9.3% MSCI World Index return.

Observe that the MSCI World Index has enjoyed a more consistent pattern of returns over this period than most of its sub-indices. This is because regional bull and bear markets have tended to offset one another. The MSCI AC World Index, started in 1988, has outperformed the World Index due to the new added emerging markets stocks, but retained the latter’s pattern of more consistent returns due to its even broader diversification.

Investors who invest globally by owning Thomas White’s American Opportunities, International and Emerging Markets Funds could benefit from the potential for smoother performance inherent in portfolios that are diversified across industries, countries and currencies.

In falling market environments, less volatile performance can encourage investors to stay the course. This should help promotes success in reaching one’s long-term investment goals.

Diversification does not assure a profit nor protect against loss in a declining market.

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THE WORLD HAS CHANGED

The number of stocks in the world has surged 107% since the end of the Cold War in 1989. As of October 2011, America’s 5,030 exchange-traded stocks now only represent 10.99% of the 45,763 stocks on the world’s 51 exchanges.1

The Growth of World Stock Markets: Regional Weights
1960 to October 31, 2011[2]	1960	1970	1980	1990	2000	2011
Developed Markets	99.9%	99.8%	99.2%	97%	96%	77%

Unites States	72%	66%	57%	43%	51%	37%

Canada	3%	2%	3%	2%	2%	4%

Europe	22%	22%	23%	25%	28%	23%

Asia Pacific	3%	8%	16%	27%	15%	13%

Emerging Markets	0.1%	0.2%	0.8%	3%	4%	23%
The World Market	100%	100%	100%	100%	100%	100%
Market Value ($ trillions)	$0.5	$2.0	$4.1	$8.2	$26.9	$37.9

1World Federation of Exchanges, Focus-October 2011

2Source: Thomas White International, Ltd.

Globalization has spurred growth in every region of the world. International stocks now represent over half of the total world stock market value, including, for example, Sony, Nokia, Toyota, BMW, L’Oreal, Unilever, Heineken, Volvo, Nestle, UBS, Volkswagen, Honda and Royal Dutch Shell. Emerging market companies include Samsung, LG and Hyundai.

Given their quality, diversity and long-term growth potential, it only makes common sense that investors search for opportunities worldwide. The Thomas

White American Opportunities, International and Emerging Markets Funds are managed by the same portfolio manager and analysts who adhere to an identical valuation-oriented investment style. The three portfolios complement one another in that, when combined, they seek to have the profile of the MSCI All-Country World Index.

Shareholders who want to adopt a global investment strategy for their savings and investment program should consider owning all three Thomas White Funds.

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THOMAS WHITE INTERNATIONAL FUND	SYMBOL: TWWDX

Average Annual Returns as of October 31, 2011[1]
	6 month	YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception (6/24/1994)
International Fund	-14.87%	-8.05%	-5.42%	11.43%	-0.03%	8.89%	7.70%
MSCI All Country World ex US Index	-15.22%	-8.04%	-4.67%	12.92%	-0.37%	7.60%	5.10%

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced.

Operating Expenses (annualized)
Year ended October 31, 2011	1.34%

Portfolio Turnover
Year ended October 31, 2011	41%

NAV	Net Assets	Redemption Fee	12b-1 Fees	Gross Annual Operating Expense[2]
$15.55	$478.3 million	2.00% within 60 days	None	1.38%

Mutual fund investing involves risk. Principal loss is possible. Investing in international markets may involve additional risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. These risks are greater for emerging markets.

1The MSCI All Country World ex US Index is a free float-adjusted market capitalization-weighted index of 44 countries, which includes developed and emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

2Gross Annual Operating Expense is based on the most recent prospectus and may differ from other expense ratios appearing in this report.

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OCTOBER 31, 2011

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund and its benchmark, the MSCI All Country World ex US Index, since inception on June 28, 1994 through October 31, 2011. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative return since inception was +261.78% for the Fund and +136.88% for the benchmark. The one-year return for the Fund was -5.42%. The Fund’s average annual total return since inception was +7.70%. The MSCI All Country World ex US Index is a free float-adjusted market capitalization-weighted index of 44 countries, which includes developed and emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses, absent this reimbursement, performance would have been lower.

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THOMAS WHITE INTERNATIONAL FUND	SYMBOL: TWWDX

Portfolio Manager: Thomas S. White, Jr.

The Thomas White International Fund primarily invests in equity securities of companies located in the world’s developed countries outside of the U.S. There may also be a portion of the Fund’s assets invested in companies from emerging market countries.

Performance Review

The Thomas White International Fund returned -14.87% for the six-month period ended October 31, 2011, compared to
-15.21% for the benchmark MSCI All Country World ex US Index. The Fund returned -5.42% for the trailing 1-year period, against -4.67% for the benchmark index. Since its inception in 1994, the Fund has returned +7.70% annualized, while the benchmark index returned +5.10% for the same period.

Global Economy Buffeted by the Fiscal Crisis in Developed Countries

International equity prices weakened during the review period as the markets were affected by the growing concerns over the long-term fiscal challenges faced by the developed countries and the continued policy inaction. The debt crisis in Europe worsened during this period as repeated attempts to forge a comprehensive response failed to gain wide acceptance. The protracted political debates in the U.S. over long-term fiscal reforms and S&P’s downgrade of U.S. debt also weighed down market sentiment.

The weakened consumer and business confidence across most regions has clouded the global economic outlook during the second half of 2011. Labor market conditions remained difficult in the developed world and manufacturing activity has declined in recent months, across the globe. As expected, the downturn is the most severe in Europe. The Japanese economy managed to recover from the tsunami disaster, but weaker export demand is restricting manufacturing output growth.

The emerging economies are also experiencing a moderation in growth, though their pace of expansion remains substantially ahead of the developed countries. To protect economic growth, central banks in most emerging economies have taken a pause in their interest rate hikes, and certain countries like Brazil and Indonesia have already lowered rates. This abrupt switch in monetary policy outlook roiled the currency markets in September and most emerging market currencies lost substantial value before the markets stabilized in October.

On a more positive note, the valuation characteristics of the holdings in the Fund’s portfolio are trading near historical lows. Despite the gloomy macroeconomic environment, corporations globally have produced solid earnings over the past two years, and have been conservatively managed due to short-term uncertainties. Record low interest rates have allowed companies to refinance their debt and they have been left with the highest cash balances on record. The Fund portfolio’s trailing price-to-earnings ratio is 8.6x versus 9.9x for the benchmark, while the ten-year average P/E is 14x. The price-to-book ratio for the Fund is at 1.2x vs. 1.3x for the benchmark.

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OCTOBER 31, 2011

We believe the international equity markets are well-positioned for the next three to five years if the current global political and fiscal challenges are addressed effectively.

Reviewing the Portfolio

During the review period, the International Fund outperformed its benchmark index in every month except September, when emerging market equities lost substantial value and most emerging market currencies weakened relative to the U.S. dollar. The Fund has typically maintained a higher weight in emerging market equities compared to the benchmark, as we believe these stocks are under-represented within the index, which uses free float and not the total market capitalization. This component of our investment strategy has contributed to the Fund’s relative outperformance in the past. Emerging market valuations remain at attractive levels on an absolute and relative basis versus developed market equities.

The Fund’s holdings outperformed relative to the benchmark in 7 out of 10 sectors during the period. The top performing sectors were consumer discretionary, industrials and consumer staples, while energy, financials and materials lagged. The Fund’s consumer staples holdings, with more stable earnings and cash flow outlooks, as well as the consumer discretionary holdings that are generating healthy volume growth, outperformed during the review period. These included Indonesian specialty tobacco products manufacturer PT Gudang Garam Tbk (+39.6%), Philip Morris CR, a.s. (+15.5%), the Czech subsidiary of tobacco group Philip Morris, Canadian convenience store operator Alimenation Couche-Tard

Inc. (+14.5%), and South African retailer Woolworths Holdings Limited (+11.6%). South East Asian auto retailer Jardine Cycle & Carriage Ltd. (+20.3%) and Chinese automaker Dongfeng Motor Group Co. Ltd. (+6.5%) benefited from the relatively stable automobile demand growth in their home markets.

Concerns over a decline in global demand, especially in China, affected the Fund’s materials and energy holdings, including metals and mining company Vedanta Resources Plc (-47.1%), global steel manufacturer ArcelorMittal S.A. (-43.5%), Canadian oil and natural gas producer Nexen, Inc. (-35.7%), and Russian oil producer OAO Tatneft (-34.2%). European banking groups, such as BNP Paribas S.A. (-42.5%) and Deutsche Bank A.G. (-34.9%) lost value on persistent fears over the European crisis and the prospect of asset write-downs if more European countries are forced to restructure their debt.

While Risks Have Mounted, Select Economies Remain Resilient

In Europe, the failed efforts to solve the crisis so far appear to have led to the realization that the monetary union needs to exert tighter fiscal control over its member countries. Unless prudent fiscal standards are enforced through strict penalties for violators, we believe it will be difficult to preserve the integrity of the monetary union and the stability of the common currency. Meanwhile, recent economic data from the U.S. have been mostly positive and a sustained recovery in economic activity in the world’s largest economy could improve the outlook for most others, especially the

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THOMAS WHITE INTERNATIONAL FUND

exporting countries. Despite the concerns over export demand, the Japanese economy remains on course for a healthy recovery next year.

Most emerging countries retain sufficient flexibility to deploy fiscal and monetary tools to protect economic growth. Relatively buoyant tax revenues should help these countries sustain public spending at current levels. The prevailing high interest rates and slowing consumer inflation give central banks in these countries enough room to lower their benchmark rates and remove the credit controls. Further, the correction in their currency values against the U.S. dollar is likely to improve the export competitiveness of these developing countries.

We are conscious that heightened uncertainties in the global financial markets have made most investors apprehensive and would like to thank you for your confidence in the Thomas White International Fund. We continue to believe that international equity assets will offer significant investment opportunities over the long term. We are confident that our meticulous investment research process, honed over several decades and through several economic cycles, can identify attractively priced securities for the benefit of our investors.

Portfolio Country and Sector Allocation as of October 31, 2011

Country Allocation	% of TNA
Australia	3.9%
Austria	1.1%
Brazil	4.1%
Canada	7.2%
China	5.0%
Czech Republic	0.6%
Denmark	1.0%
Finland	1.9%
France	4.6%
Germany	5.9%
Hong Kong	3.6%
India	0.4%
Indonesia	2.5%
Israel	0.2%
Italy	1.4%
Japan	11.2%

Country Allocation	% of TNA
Malaysia	1.0%
Mexico	2.7%
Netherlands	2.5%
Norway	0.5%
Russia	3.4%
Singapore	3.3%
South Africa	3.9%
South Korea	4.5%
Spain	3.4%
Sweden	1.6%
Switzerland	1.6%
Taiwan	0.3%
Thailand	0.7%
Turkey	0.5%
United Kingdom	12.8%
United States	0.9%
Cash & other assets	1.8%

Sector Allocation	% of TNA
Banking	12.5%
Building	1.5%
Capital Goods	2.9%
Chemicals	2.9%
Communications	7.5%
Consumer Durables	5.3%
Consumer Retail	5.0%
Consumer Staples	9.7%
Energy	12.0%
Financial Diversified	2.2%
Health Care	5.1%
Industrial	6.7%
Insurance	4.8%
Metals	8.6%
Services	3.3%
Technology	4.7%
Transportation	0.5%
Utilities	2.7%
Cash & Other	1.8%

TNA - Total Net Assets

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

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Investment Portfolio	October 31, 2011

Country	Issue	Industry	Shares	Value

COMMON STOCKS (95.8%)

AUSTRALIA (3.9%)
	Australia & New Zealand Banking Group +	Banking	190,700	$4,302,059
	Coca-Cola Amatil Ltd +	Consumer Staple	222,000	2,868,040
	Incitec Pivot Ltd +	Chemicals	823,700	2,940,609
	Metcash Ltd +	Consumer Retail	616,000	2,690,688
	Telstra Corp +	Communication	1,285,000	4,180,491
	Woolsworths Ltd +	Consumer Retail	68,000	1,691,554

				18,673,441

AUSTRIA (1.1%)
	OMV AG +	Energy	78,600	2,737,111
	Vienna Insurance +	Insurance	57,300	2,391,364

				5,128,475

BRAZIL (1.7%)
	Banco Do Brasil Sa	Banking	120,200	1,814,467
	Brookfield Incorporated	Building	311,000	1,196,324
	Cia Saneamento Basic	Utilities	182,000	4,996,173

				8,006,964

CANADA (7.2%)
	Alimentation Couche	Consumer Retail	104,800	3,152,824
	Bank Nova Scotia	Banking	84,347	4,443,181
	Bank Of Montreal	Banking	67,700	3,998,044
	BCE Inc	Communication	41,800	1,656,153
	Bombardier B	Aerospace	400,000	1,652,600
	Canadian National Railways #	Transportation	29,000	2,270,677
	CGI Group Inc Class A *	Technology	159,000	3,252,695
	First Quantum Minerals	Metals	69,500	1,457,325
	Metro Inc -A #	Consumer Retail	55,000	2,693,741
	Nexen Inc	Energy	154,700	2,626,419
	Potash Corp Of Saskatchewan	Chemicals	35,600	1,684,321
	Rogers Communication #	Services	78,500	2,861,482
	Teck Resources Ltd-B	Metals	72,000	2,885,198

				34,634,660

CHINA (5.0%)
	Anhui Conch Cement # +	Building	860,000	3,126,100
	China Citic Bank Corp +	Banking	3,700,000	1,959,150
	China Overseas Land # +	Financial Div.	838,000	1,517,450
	China Petroleum & Chemical Corp +	Energy	6,356,000	6,025,488
	China Telecom Corp +	Communication	4,300,000	2,675,890
	Cnooc Ltd +	Energy	1,541,000	2,912,490
	Dongfeng Motor Group # +	Consumer Durables	1,514,000	2,470,848
	Picc Property & Casulty +	Insurance	1,044,000	1,420,675
	Shougang Fushan Resources +	Metals	4,550,000	1,813,175

				23,921,266

CZECH REPUBLIC (0.6%)
	Philip Morris CR AS +	Consumer Staple	4,100	2,682,737

See Notes to Financial Statements

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Thomas White International Fund

Country	Issue	Industry	Shares	Value

DENMARK (1.0%)
	H Lundbeck A/S +	Health Care	108,000	$2,174,612
	Topdanmark A/S * +	Insurance	15,500	2,550,990

				4,725,602

FINLAND (1.9%)
	Pohjola Bank Plc +	Banking	488,300	5,616,866
	Sampo A Ord +	Insurance	133,800	3,672,502

				9,289,368

FRANCE (4.6%)
	BIC +	Consumer Staple	29,500	2,632,913
	BNP Paribas +	Banking	121,200	5,376,408
	Christian Dior +	Consumer Retail	44,750	6,314,887
	Michelin (Cgde)-B # +	Consumer Durables	36,500	2,637,771
	Sanofi-Aventis +	Health Care	32,600	2,334,711
	Sodexho # +	Services	38,700	2,789,898

				22,086,588

GERMANY (5.9%)
	BASF +	Chemicals	83,450	6,064,303
	Beyersche Motoren Werken +	Consumer Durables	48,900	3,986,348
	Deutsche Bank AG # +	Banking	94,500	3,971,495
	Hannover Rueckvers +	Insurance	65,600	3,243,671
	Muenchener Rueckver +	Insurance	21,100	2,838,883
	SAP AG +	Technology	57,900	3,512,278
	Siemens AG +	Industrial	41,700	4,387,516

				28,004,494

HONG KONG (3.6%)
	Cheung Kong +	Financial Div.	182,000	2,259,858
	Jardine Strategic +	Industrial	341,000	10,003,747
	Kingboard Chemicals +	Chemicals	419,000	1,421,541
	Swire Pacific Ltd +	Financial Div.	296,000	3,424,069

				17,109,215

INDIA (0.4%)
	Tata Motors Ltd ADR #	Consumer Durables	105,000	2,105,250

INDONESIA (2.5%)
	Bank Mandiri Tbk +	Banking	2,262,000	1,787,432
	Gudang Garam Tbk Pt +	Consumer Staple	492,000	3,216,794
	Indo Tambangraya +	Metals	838,500	4,145,628
	United Tractors Ord +	Capital Goods	1,100,000	2,996,730

				12,146,584

ISRAEL (0.2%)
	Delek Group Ltd +	Financial Div.	5,500	1,082,516

ITALY (1.4%)
	Enel Spa +	Utilities	488,000	2,295,259
	Eni Spa +	Energy	207,800	4,578,021

				6,873,280

See Notes to Financial Statements

14	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2011

Country	Issue	Industry	Shares	Value

JAPAN (11.2%)
	Asahi Group Holdings +	Consumer Staple	131,200	$2,692,381
	Brother Industries +	Technology	190,400	2,485,958
	Coca-Cola West Co +	Consumer Staple	144,000	2,568,586
	Dainippon Sumitomo P +	Health Care	220,000	2,409,506
	Eisai Co +	Health Care	65,600	2,608,190
	Fuji Electric Co +	Capital Goods	900,000	2,621,790
	Itochu Corp +	Industrial	513,000	5,061,053
	Komatsu Ltd +	Capital Goods	71,000	1,748,716
	Kyocera Corp +	Technology	32,000	2,818,749
	Nippon Electric Glas +	Chemicals	183,000	1,632,104
	Ntt +	Communication	96,500	4,934,933
	Osaka Gas Co Ltd +	Utilities	553,000	2,096,257
	Softbank Corp +	Communication	82,100	2,671,813
	Sumitomo Corp +	Industrial	564,800	7,007,925
	Suzuken Co Ltd +	Health Care	42,000	1,006,858
	Suzuki Motor Corp +	Consumer Durables	177,000	3,775,410
	Taisei Corp +	Building	1,000,000	2,666,300
	Yamada Denki Co Ltd +	Consumer Retail	35,000	2,523,290

				53,329,819

MALAYSIA (1.0%)
	Axiata Group Berhad +	Communication	1,630,000	2,585,017
	Rhb Capital Bhd +	Banking	890,000	2,224,555

				4,809,572

MEXICO (2.7%)
	America Movil Sab	Communication	4,664,800	5,953,684
	Grupo Financiero Bank	Banking	419,000	1,430,843
	Grupo Mexico Sab	Metals	684,400	1,900,647
	Industrias Penoles	Metals	91,650	3,686,218

				12,971,392

NETHERLANDS (2.5%)
	Arcelormittal NL +	Metals	128,600	2,651,629
	Ing Groep NV * +	Insurance	402,000	3,472,838
	Unilever NV-CVA +	Consumer Staple	168,200	5,786,652

				11,911,119

NORWAY (0.5%)
	Seadrill Ltd # +	Energy	79,000	2,596,643

RUSSIA (3.4%)
	Gazprom Neft Spons GDR # +	Energy	91,000	1,894,984
	Lukoil OAO Spons GDR +	Energy	74,000	4,283,209
	MMC Norilsk Nickel GDR # +	Metals	68,300	1,328,763
	OAO Gazprom GDR +	Energy	233,800	2,709,064
	OAO Rosneft Oil GDR +	Energy	260,000	1,836,640
	Tatneft GDR +	Energy	135,833	4,007,467

				16,060,127

SINGAPORE (3.3%)
	Golden Agri Resource +	Consumer Staple	4,800,000	2,430,720
	Jardine Cycle & Carriage +	Consumer Durables	192,000	6,913,632

See Notes to Financial Statements

www.thomaswhitefunds.com	15

Thomas White International Fund

Country	Issue	Industry	Shares	Value

	Singapore Telecom +	Communication	1,020,000	$2,582,436
	United Overseas Bank +	Banking	288,000	3,901,450

				15,828,238

SOUTH AFRICA (3.9%)
	Aspen Pharmacare +	Health Care	178,500	2,133,700
	Gold Field Ltd +	Metals	151,000	2,621,285
	Imperial Holdings Lt +	Services	135,000	1,985,499
	MMI Holdings Ltd +	Insurance	591,000	1,268,168
	MTN Group Ltd +	Communication	75,000	1,299,915
	Remgro Ltd +	Industrial	194,000	2,931,689
	Sasol Ltd +	Energy	35,500	1,603,411
	Tiger Brands +	Consumer Staple	98,900	2,838,608
	Woolworths Holdings +	Consumer Retail	385,000	1,950,911

				18,633,186

SOUTH KOREA (4.5%)
	Daewoo Shipbuilding +	Capital Goods	52,400	1,295,297
	GS Holdings +	Services	27,000	1,514,722
	Hyundai Marine & Fire +	Insurance	67,500	1,956,278
	Hyundai Motor Co +	Consumer Durables	16,000	3,239,624
	Samsung Electronics +	Technology	12,000	10,390,398
	SK Holdings +	Energy	11,400	1,513,884
	SK Innovation Co Ltd +	Energy	9,650	1,438,871

				21,349,074

SPAIN (3.4%)
	Banco Santander SA # +	Banking	593,384	5,076,875
	Repsol +	Energy	188,300	5,675,362
	Telefonica SA +	Communication	250,400	5,344,763

				16,097,000

SWEDEN (1.6%)
	Atlas Copco # +	Capital Goods	231,800	5,042,461
	Securitas Ab- B Shs # +	Services	265,600	2,410,904

				7,453,365

SWITZERLAND (1.6%)
	Novartis +	Health Care	133,500	7,546,915

TAIWAN (0.3%)
	Pou Chen +	Consumer Retail	1,570,000	1,199,794

THAILAND (0.7%)
	Advanced Info Service +	Communication	459,000	1,942,167
	Bangkok Bank Public +	Banking	300,000	1,441,500

				3,383,667

TURKEY (0.5%)
	Haci Omer Sabanci Hl +	Industrial	340,000	1,159,230
	Koc Holdings +	Industrial	390,000	1,388,322

				2,547,552

See Notes to Financial Statements

16	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2011

Country	Issue	Industry	Shares	Value

UNITED KINGDOM (12.8%)
	Astrazeneca Plc +	Health Care	84,500	$4,035,931
	Bhp Billiton Plc +	Metals	249,600	7,859,005
	Bp Plc +	Energy	1,122,000	8,272,282
	Brit Am Tobacco +	Consumer Staple	169,900	7,776,935
	G4S Plc # +	Services	450,300	1,764,635
	Hsbc Holdings Plc +	Banking	496,600	4,334,623
	Imperial Tobacco +	Consumer Staple	85,200	3,105,727
	National Grid Plc +	Utilities	344,200	3,410,058
	Rio Tinto Plc ADR #	Metals	67,500	3,649,050
	Schroders Plc +	Financial Div.	101,000	2,314,011
	Standard Chartered +	Banking	272,375	6,346,882
	Tate & Lyle Plc +	Consumer Staple	331,000	3,465,868
	Vedanta Resources Pl +	Metals	48,400	988,691
	Wh Smith Plc # +	Consumer Retail	210,000	1,847,748
	William Hill Plc +	Services	641,000	2,221,706

				61,393,152

UNITED STATES (0.9%)
	Philip Morris International Inc	Consumer Staple	63,000	4,401,810

Total Common Stocks		(Cost $434,846,503)		457,982,865

PREFERRED STOCKS (2.4%)

BRAZIL (2.4%)
	Banco Bradesco Pre	Banking	120,200	2,175,259
	Cia Vale Do Rio Doce	Metals	264,164	6,281,714
	Petroleo Brasileir	Energy	225,400	2,800,820

				11,257,793

Total Preferred Stocks		(Cost $9,479,843)		11,257,793

See Notes to Financial Statements

www.thomaswhitefunds.com	17

Thomas White International Fund

Country	Issue	Industry	Principal Amount	Value

SHORT TERM INVESTMENTS (10.8%)

	The Northern Trust Company Eurodollar Time Deposit 0.00%, due 11/01/11		$7,195,900	$7,195,900

HELD AS COLLATERAL FOR SECURITIES LENDING	Northern Institutional Liquid Asset Portfolio		44,308,322	44,308,322

Total Short Term Investments		(Cost $51,504,222)		51,504,222

Total Investments	109.0%	(Cost $495,830,568)		520,744,880
Other Assets, Less Liabilities	(9.0)%			(42,489,812)
Total Net Assets	100.0%			$478,255,068

*	Non-Income Producing Securities

#	All or a portion of securities on loan at October 31, 2011 - See Note 1 (g) to Financial Statements.

+	Fair Valued Security

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt

See Notes to Financial Statements

18	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2011

The following table summarizes the inputs used, as of October 31, 2011, in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Australia	$-------	$18,673,441	$-------	$18,673,441
Austria	-------	5,128,475	-------	5,128,475
Brazil	8,006,964	-------	-------	8,006,964
Canada	34,634,660	-------	-------	34,634,660
China	-------	23,921,266	-------	23,921,266
Czech Republic	-------	2,682,737	-------	2,682,737
Denmark	-------	4,725,602	-------	4,725,602
Finland	-------	9,289,368	-------	9,289,368
France	-------	22,086,588	-------	22,086,588
Germany	-------	28,004,494	-------	28,004,494
Hong Kong	-------	17,109,215	-------	17,109,215
India	2,105,250	-------	-------	2,105,250
Indonesia	-------	12,146,584	-------	12,146,584
Israel	-------	1,082,516	-------	1,082,516
Italy	-------	6,873,280	-------	6,873,280
Japan	-------	53,329,819	-------	53,329,819
Malaysia	-------	4,809,572	-------	4,809,572
Mexico	12,971,392	-------	-------	12,971,392
Netherlands	-------	11,911,119	-------	11,911,119
Norway	-------	2,596,643	-------	2,596,643
Russia	-------	16,060,127	-------	16,060,127
Singapore	-------	15,828,238	-------	15,828,238
South Africa	-------	18,633,186	-------	18,633,186
South Korea	-------	21,349,074	-------	21,349,074
Spain	-------	16,097,000	-------	16,097,000
Sweden	-------	7,453,365	-------	7,453,365
Switzerland	-------	7,546,915	-------	7,546,915
Taiwan	-------	1,199,794	-------	1,199,794
Thailand	-------	3,383,667	-------	3,383,667
Turkey	-------	2,547,552	-------	2,547,552
United Kingdom	-------	61,393,152	-------	61,393,152
United States	4,401,810	-------	-------	4,401,810
Total Common Stocks	$62,120,076	$395,862,789	$-------	$457,982,865
Preferred Stocks
Brazil	$11,257,793	$-------	$-------	$11,257,793
Total Preferred Stocks	11,257,793	-------	-------	11,257,793
Short-Term Investments	-------	51,504,222	-------	51,504,222
Total Investments	$73,377,869	$447,367,011	$-------	$520,744,880

For more information on valuation inputs, please refer to the accompanying Notes to Financial Statements.

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

See Notes to Financial Statements

www.thomaswhitefunds.com	19

THOMAS WHITE EMERGING MARKETS FUND	SYMBOL: TWEMX

Average Annual Returns as of October 31, 2011[1]
	6 month	YTD	1 Yr	Since Inception (6/28/2010)
Emerging Markets Fund	-17.89%	-14.25%	-10.26%	6.14%
MSCI Emerging Markets Index	-15.91%	-11.53%	-7.72%	6.38%

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced.

Operating Expenses (annualized)[2]
Year ended October 31, 2011	1.50%

Portfolio Turnover
Year ended October 31, 2011	33%

NAV	Net Assets	Redemption Fee	12b-1 Fees	Gross Annual Operating Expenses[3]	Net Annual Operating Expenses[4]
$10.62	$28.4 million	2.00% within 60 days	None	1.72%	1.50%

Mutual fund investing involves risk. Principal loss is possible. Investing in international markets may involve additional risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. These risks are greater for emerging markets. Investments in smaller companies involve additional risks such as limited liquidity and greater volatility.

1The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

2In the absence of the expense reimbursement for the Emerging Markets Fund the ratio of expenses to average net assets would have been 1.72%.

3Gross Annual Operating Expense is based on the most recent prospectus and may differ from other expense ratios appearing in this report.

4The Advisor has contractually agreed to reimburse the Emerging Markets Fund to the extent that the Fund’s total operating expenses exceed 1.50% of the Fund’s average daily net assets. This agreement expires on February 28, 2012 and automatically renews, unless terminated by the Fund’s Board of Trustees. The Emerging Markets Fund has contractually agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the fee waiver/expense reimbursement agreement provided that such repayment does not cause the Fund to exceed this limit and the repayment is made within three years after the year in which the Advisor incurred the expense. In the absence of this reimbursement, performance would have been lower.

20	www.thomaswhitefunds.com

OCTOBER 31, 2011

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund and its benchmark, the MSCI Emerging Markets Index, since inception on June 28, 2010 through October 31, 2011. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative return since inception was +8.32% for the Fund and +8.66% for the benchmark. The one-year return for the Fund was -10.26%. The Fund’s average annual total return since inception was +6.14%. The MSCI Emerging Markets Index is a free float-adjusted market capitalization index that is designed to measure equity market performance of emerging markets. The index is unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses, absent this reimbursement, performance would have been lower.

www.thomaswhitefunds.com	21

THOMAS WHITE EMERGING MARKETS FUND	SYMBOL: TWEMX

Portfolio Manager: Thomas S. White, Jr.

The Thomas White Emerging Markets Fund invests primarily in securities of companies located in or whose businesses are closely associated with the world’s emerging markets countries.

Performance Review

In the six-month period ended October 31, 2011, the Thomas White Emerging Markets Fund returned -17.89%, while the benchmark MSCI Emerging Markets Index returned -15.91%. The Fund returned -10.26% for the trailing 1-year period against -7.72% for the benchmark. Since its inception on June 28, 2010, the Fund has returned +6.14% annualized, as compared to +6.38% for its benchmark index.

Emerging Economies Face Slower Growth as Global Outlook Weakens

Slowing global economic growth and growing fears about the European debt crisis affected emerging market equity returns during the review period. For the emerging economies, which had seen a strong recovery since 2009, weaker export demand growth and saturation in domestic consumer demand growth have clouded the outlook. Credit growth has moderated as the combination of higher interest rates and tighter credit controls took hold. This has in turn restricted demand growth, especially for consumer durables. While export growth for the large emerging economies was relatively strong during the first half of 2011, the third quarter saw a slowdown. These trends were confirmed in the Gross Domestic Product growth data for the third quarter, when both China and India expanded at a slower pace and the Brazilian economy came to a standstill.

Emerging market currencies came under selling pressure in September when expectations of high interest rates in emerging economies were belied as central banks abruptly switched from fighting inflation to supporting economic growth. Most currencies stabilized in October, but currencies of select countries like India that have large current account deficits weakened further against the U.S. dollar. Corporate earnings growth in emerging economies also slowed, though the larger companies with mature business models continue to enjoy relatively healthy margins.

Encouragingly, the valuation characteristics of the securities in the Fund’s portfolio are currently at attractive levels. The Emerging Markets Fund’s forecasted price-to-earnings ratio is 7.9x versus 9.3x for the benchmark. The Fund’s holdings have averaged 17.1% earnings growth versus 15.3% for the benchmark and the median market cap is $28.0 billion versus $37.8 billion for the benchmark. We believe global emerging market equities remain well-positioned for the next three to five years if the global political and fiscal challenges are addressed effectively.

Portfolio Review

After leading the benchmark during the first half of the fiscal year ended October 31, 2011, the Fund underperformed during the next three months as emerging market

22	www.thomaswhitefunds.com

OCTOBER 31, 2011

equities came under pressure, especially in September. The steep decline in emerging market currencies against the U.S. dollar worsened the Fund’s returns during the period. All sectors in the Fund portfolio lost value, except consumer staples, which benefited from a tilt in investors’ view towards businesses that are less exposed to the uncertain economic trends. On a relative basis, the Fund’s top performing sectors were consumer staples, financials, industrials and health care. Energy, telecom services and information technology lagged during the period.

The Fund’s consumer staples holdings with stable earnings and cash flow outlooks as well as the consumer durables holdings that generated healthy volume growth outperformed during the review period. They included Indonesian specialty tobacco products manufacturer PT Gudang Garam Tbk (39.6%), Philip Morris CR, a.s. (15.5%), the Czech subsidiary of tobacco group Philip Morris, and Mexican beverages bottler Coca-Cola FMESA, S.A.B. de C.V. (13.2%). Indonesian automobile manufacturer PT Astra International Tbk (18.9%) and Chinese car maker Dongfeng Motor Group Co. Ltd. (6.5%) benefited from the relatively stable automobile demand growth in their home markets. Korean non-life insurer Hyundai Marine & Fire Insurance Co. Ltd. (11.6%) added value on better than expected earnings and a stronger balance sheet.

The Fund portfolio’s energy holdings were negatively impacted by the decline in commodity prices and weaker global demand outlook during the review period. These included Russian oil producer OAO Tatneft

(-34.2%) and natural gas producer OAO Gazprom (-30.8%), as well as Brazilian energy company Petrobras S.A. (-27.7%). Concerns over slower credit growth and higher loan losses detracted from the returns of the Fund’s banking holdings, including Bank of China, Ltd. (-34.3%), Turkish bank Akbank T.A.S. (-29.7%) and Brazilian lender Banco do Brazil S.A. (-18.0%).

Emerging Economies Have Greater Fiscal and Monetary Flexibility

While some of the emerging market economies have slowed more than anticipated over the review period, their pace of growth remains significantly higher than the rest of the world. As a group, the emerging economies are still expected to expand 5% to 6% in 2011 as well as in 2012. Importantly, most emerging economies are in better fiscal health than the developed world and are under no significant pressure to curtail public spending. If required, they can enhance spending as Brazil has shown with its tax cuts on durables and staples as well as an export tax rebate. Even countries like India that have relatively wide fiscal deficits can sustain current welfare spending programs, as government tax revenues continue to expand, even if at a slower rate.

Further, since inflation risks are expected to diminish and interest rates are relatively high, central banks in these countries are in a position to ease their monetary policies and boost credit expansion. Central banks in Brazil and Indonesia have already cut interest rates, while in China the bank reserve ratio has been lowered for the first time in nearly three years. The significant correction in emerging market currencies

www.thomaswhitefunds.com	23

THOMAS WHITE EMERGING MARKETS FUND

could limit the downside for exporters to some extent and negate the need for capital controls.

Nevertheless, the emerging economies are not immune to the aftershocks from the European crisis. Increased risk aversion among global investors has restricted capital flows into emerging countries. As a result, vital infrastructure and industrial projects could get delayed. Reduced investment inflows are more problematic for countries like India that have large current account deficits.

Despite these challenges, we continue to believe that the relatively faster economic growth in emerging economies will offer attractive opportunities to businesses domiciled there as well as transnational corporations that have extensive operations in those markets. We would also like to note that the average valuations for most emerging markets are currently at their most attractive levels over the past decade, with the exception of late 2008. We thank you for investing in the Thomas White Emerging Markets Fund.

Portfolio Country and Sector Allocation as of October 31, 2011

Country Allocation	% of TNA
Brazil	13.6%
Chile	2.4%
China	14.5%
Czech Republic	1.4%
Egypt	0.2%
Hong Kong	2.6%
India	2.1%
Indonesia	6.4%
Malaysia	1.8%
Mexico	5.8%
Morocco	0.6%

Country Allocation	% of TNA
Peru	0.3%
Philippines	0.9%
Poland	1.6%
Russia	8.9%
Singapore	1.3%
South Africa	10.3%
South Korea	13.4%
Taiwan	3.5%
Thailand	1.8%
Turkey	1.7%
United Kingdom	1.9%
Cash & other assets	3.0%

Sector Allocation	% of TNA
Banking	17.9%
Building	1.9%
Capital Goods	2.3%
Chemicals	3.2%
Communications	7.0%
Consumer Durables	4.0%
Consumer Retail	2.7%
Consumer Staples	10.1%
Energy	15.6%
Financial Diversified	1.2%
Health Care	1.4%
Industrial	4.7%
Insurance	3.8%
Metals	9.9%
Services	1.8%
Technology	4.1%
Transportation	0.0%
Utilities	5.4%
Cash & Other	3.0%

TNA - Total Net Assets

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

24	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2011

Country	Issue	Industry	Shares	Value

COMMON STOCKS (95.8%)

BRAZIL (12.4%)
	Banco Do Brasil Sa	Banking	28,700	$433,238
	Brookfield Incorporated	Building	24,000	92,321
	Cia Paranaense Energia #	Utilities	11,400	230,052
	Cia Saneamento Basico #	Utilities	8,900	482,914
	Cia Saneamento Minas	Utilities	9,100	170,994
	Comp De Bebidas ADR #	Consumer Staple	16,000	539,520
	Edp Energias Do Bras	Utilities	5,700	122,920
	Localiza Rent A Car	Services	6,500	98,309
	Petroleo Brasileiro	Energy	11,100	299,811
	Souza Cruz Sa	Consumer Staple	24,000	294,588
	Sul America Sa Units	Insurance	17,000	136,634
	Totv Sa	Technology	5,000	83,054
	Vale Sa ADR #	Metals	21,200	538,692

				3,523,047

CHILE (2.4%)
	Banco Santander Chile ADR #	Banking	5,000	408,400
	Enersis Sa Spons ADR #	Utilities	14,600	286,598

				694,998

CHINA (14.5%)
	Agile Property Holdings +	Financial Div.	168,000	147,118
	Anhui Conch Cement # +	Building	123,000	447,105
	Bank Of China Ltd +	Banking	969,100	341,802
	China Citic Bank Corp +	Banking	392,000	207,564
	China Minsheng Banking +	Banking	252,000	202,129
	China Mobile Hk Ltd +	Communication	25,000	238,240
	China Petroleum & Chemical Corp +	Energy	752,000	712,896
	Cnooc Ltd +	Energy	277,000	523,530
	Dongfeng Motor Group # +	Consumer Durables	94,000	153,408
	Guandong Investment +	Utilities	410,000	246,615
	Jiangxi Copper Co +	Metals	72,000	169,078
	Lonking Holdings +	Capital Goods	346,000	133,245
	Picc Property & Casualty +	Insurance	210,000	285,768
	Shougang Fushan Resources +	Metals	398,000	158,603
	Weichai Power Co Ltd # +	Consumer Durables	28,000	140,958

				4,108,059

CZECH REPUBLIC (1.4%)
	Philip Morris CR AS +	Consumer Staple	600	392,596

EGYPT (0.2%)
	Commercial Intl Bank +	Banking	15,800	70,572

HONG KONG (2.6%)
	Jardine Strategic +	Financial Div.	16,500	484,052
	Kingboard Chemicals +	Chemicals	74,000	251,060

				735,112

See Notes to Financial Statements

www.thomaswhitefunds.com	25

Thomas White Emerging Markets Fund

Country	Issue	Industry	Shares	Value

INDIA (2.1%)
	Doctor Reddy’s Lab ADR #	Health Care	3,500	$116,025
	HDFC Bank Ltd ADR #	Banking	15,500	490,730

				606,755

INDONESIA (6.4%)
	Astra Argo Lestari +	Consumer Staple	54,000	129,168
	Astra Intl Tbk Pt +	Consumer Durables	22,000	168,401
	Bank Mandiri Tbk +	Banking	510,000	403,002
	Gudang Garam Tbk Pt +	Consumer Staple	45,000	294,219
	Indo Tambangraya +	Metals	81,000	400,472
	Indofood Sukses Makm +	Consumer Staple	225,000	131,625
	United Tractors Ord +	Capital Goods	107,000	291,500

				1,818,387

MALAYSIA (1.8%)
	Ammb Holdings Bhd +	Banking	148,000	286,484
	Axiata Group Berhad +	Communication	145,000	229,955

				516,439

MEXICO (5.8%)
	America Movil Sab	Communication	358,000	456,915
	Coca-Cola Femsa	Consumer Staple	34,600	312,099
	Grupo Mexico Sab	Metals	90,100	250,217
	Industrias Penoles	Metals	6,600	265,456
	Mexichem Sab De Cv	Chemicals	32,500	111,836
	Walmart De Mexico	Consumer Retail	96,000	247,872

				1,644,395

MOROCCO (0.6%)
	Attijariwafa Bank +	Banking	3,500	158,625

PERU (0.3%)
	Credicorp Ltd	Financial Div.	700	76,146

PHILIPPINES (0.9%)
	Philippines Long Distance +	Communication	4,400	245,275

POLAND (1.6%)
	KGHM Polska Miedz SA +	Metals	5,700	274,917
	Synthos SA +	Chemicals	140,000	185,094

				460,011

RUSSIA (8.9%)
	Gazprom Neft Spons GDR +	Energy	10,800	224,899
	Lukoil OAO Spons GDR +	Energy	8,500	491,990
	MMC Norilsk Nickel GDR # +	Metals	9,100	177,039
	OAO Gazprom GDR +	Energy	42,000	486,658
	OAO Rosneft Oil GDR +	Energy	31,000	218,984
	Sberbank Spons GDR * +	Banking	22,000	236,843
	Severstal GDR +	Metals	18,600	271,381
	Tatneft GDR +	Energy	13,900	410,090

				2,517,884

See Notes to Financial Statements

26	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2011

Country	Issue	Industry	Shares	Value

SINGAPORE (1.3%)
	Overseas Chinese Bank +	Banking	54,000	$360,769

SOUTH AFRICA (10.3%)
	ABSA Group Ltd +	Banking	10,700	191,827
	African Rainbow Minerals +	Metals	6,200	142,008
	Aspen Pharmacare +	Health Care	22,400	267,758
	Gold Field Ltd +	Metals	10,000	173,595
	Mmi Holdings Ltd +	Insurance	102,000	218,872
	Mtn Group Ltd +	Communication	16,300	282,515
	Remgro Ltd +	Industrial	17,800	268,990
	Sasol Ltd +	Energy	12,950	584,906
	Tiger Brands +	Consumer Staple	10,000	287,018
	Truworths Internatio +	Consumer Retail	13,900	139,735
	Vodacom Group +	Communication	20,000	225,318
	Woolworths Holdings +	Consumer Retail	27,500	139,351

				2,921,893

SOUTH KOREA (13.4%)
	Dongbu Insurance Co +	Insurance	2,500	104,030
	GS Holdings +	Services	2,500	140,252
	Hanwha Corporation +	Industrial	6,500	227,733
	Honam Petrochemical +	Chemicals	1,300	352,077
	Hyundai Dept Store +	Consumer Retail	1,700	242,803
	Hyundai Heavy Industry +	Capital Goods	400	107,365
	Hyundai Marine & Fire +	Insurance	11,800	341,986
	Hyundai Mipo Dockyard +	Capital Goods	1,000	108,734
	Hyundai Motor Co +	Consumer Durables	1,500	303,715
	Kia Motors Corporation +	Consumer Durables	3,450	222,560
	KT&G Corp +	Consumer Staple	4,875	305,370
	Samsung Card Co +	Financial Div.	2,950	109,421
	Samsung Electronic GDR +	Technology	1,580	677,130
	SK C&C Co Ltd +	Services	1,925	261,125
	SK Innovation Co Ltd +	Energy	800	119,285
	S-Oil Corp +	Energy	1,700	174,153

				3,797,739

TAIWAN (3.5%)
	Cheng Shin Rubber +	Consumer Durables	60,000	137,040
	Chinatrust Financial +	Banking	181,162	117,955
	Chunghwa Telecom Ltd ADR #	Communication	9,300	312,759
	Compal Electronics +	Technology	200,000	183,080
	Coretronic Corp +	Technology	146,000	109,836
	Macronix Internation +	Technology	324,000	122,893

				983,563

THAILAND (1.8%)
	Bangkok Bank +	Banking	32,000	161,328
	Charoen Pokphand Foods +	Consumer Staple	170,000	165,903
	PTT Explor & Prod +	Energy	35,800	185,662

				512,893

See Notes to Financial Statements

www.thomaswhitefunds.com	27

Thomas White Emerging Markets Fund

Country	Issue	Industry	Shares	Value

TURKEY (1.7%)
	Akbank Tas +	Banking	23,900	$86,869
	Haci Omer Sabanci Hl +	Industrial	20,900	71,259
	Koc Holdings +	Industrial	83,000	295,463
	Turkiye Garanti Bank +	Banking	11,700	41,076

				494,667

UNITED KINGDOM (1.9%)
	Standard Chartered +	Banking	23,600	549,927

Total Common Stocks		(Cost $26,337,469)		27,189,752

PREFERRED STOCKS (1.2%)

BRAZIL (1.2%)
	Banco Bradesco Pre	Banking	11,300	204,496
	Banco Estado Rio Grande Sul	Banking	11,600	122,372

				326,868

Total Preferred Stocks		(Cost $268,037)		326,868

SHORT TERM INVESTMENTS (15.4%)
			Principal Amount

	Northern Institutional Treasury Portfolio		$849,219	$849,219
HELD AS COLLATERAL FOR SECURITIES LENDING	Northern Institutional Liquid Asset Portfolio		3,512,229	3,512,229

Total Short Term Investments		(Cost $4,361,448)		4,361,448

Total Investments	112.4%	(Cost $30,966,954)		$31,878,068
Other Assets, Less Liabilities	(12.4)%			(3,500,982)
Total Net Assets	100.0%			$28,377,086

*	Non-Income Producing Securities

#	All or a portion of securities on loan at October 31, 2011—See Note 1 (g) to Financial Statements.

+	Fair Valued Security

ADR - American Depositary Receipt.

GDR - Global Depositary Receipt

See Notes to Financial Statements

28	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2011

The following table summarizes the inputs used, as of October 31, 2011, in valuing the Fund’s assets:

	Level 1	Level 2	Level 3	Total
Common Stocks
Brazil	$3,523,047	$-------	$-------	$3,523,047
Chile	694,998	-------	-------	694,998
China	-------	4,108,059	-------	4,108,059
Czech Republic	-------	392,596	-------	392,596
Egypt	-------	70,572	-------	70,572
Hong Kong	-------	735,112	-------	735,112
India	606,755	-------	-------	606,755
Indonesia	-------	1,818,387	-------	1,818,387
Malaysia	-------	516,439	-------	516,439
Mexico	1,644,395	-------	-------	1,644,395
Morocco	-------	158,625	-------	158,625
Peru	76,146	-------	-------	76,146
Philippines	-------	245,275	-------	245,275
Poland	-------	460,011	-------	460,011
Russia	-------	2,517,884	-------	2,517,884
Singapore	-------	360,769	-------	360,769
South Africa	-------	2,921,893	-------	2,921,893
South Korea	-------	3,797,739	-------	3,797,739
Taiwan	312,759	670,804	-------	983,563
Thailand	-------	512,893	-------	512,893
Turkey	-------	494,667	-------	494,667
United Kingdom	-------	549,927	-------	549,927
Total Common Stocks	$6,858,100	$20,331,652	$-------	$27,189,752
Preferred Stocks
Brazil	$326,868	$-------	$-------	$326,868
Total Preferred Stocks	326,868	-------	-------	326,868
Short-Term Investments	-------	4,361,448	-------	4,361,448
Total Investments	$7,184,968	$24,693,100	$-------	$31,878,068

For more information on valuation inputs, please refer to the accompanying Notes to Financial Statements.

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation.

See Notes to Financial Statements

www.thomaswhitefunds.com	29

THOMAS WHITE AMERICAN OPPORTUNITIES FUND	SYMBOL: TWAOX

Average Annual Returns as of October 31, 2011[1]
	6 month	YTD	1 Yr	3 Yrs	5 Yrs	10 Yrs	Since Inception (3/4/99)
American Opportunities Fund	-9.41%	0.02%	7.36%	11.06%	0.08%	6.63%	6.18%
Russell Midcap Index	-10.63%	-0.93%	7.85%	17.82%	2.26%	8.35%	7.44%
S&P 500 Index	-7.11%	1.30%	8.08%	11.41%	0.24%	3.69%	1.91%

Performance data is based upon past performance, which is no guarantee of future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be higher or lower than the performance data quoted. Please call 1-800-811-0535 to obtain performance data as of the most recent month-end. The Fund imposes a 2% redemption fee on shares held less than 60 days. Performance data does not reflect the redemption fee. If reflected, total returns would be lower. Investment performance reflects any fee waivers that were in effect. In the absence of such waivers, total return would have been reduced.

Operating Expenses (annualized)[2]
Year ended October 31, 2011	1.35%

Portfolio Turnover
Year ended October 31, 2011	66%

NAV	Net Assets	Redemption Fee	12b-1 Fees	Gross Annual Operating Expenses[3]	Net Annual Operating Expenses[4]
$12.81	$21.1million	2.00% within 60 days	None	1.57%	1.35%

Mutual fund investing involves risk. Principal loss is possible. Investing in international markets may involve additional risks such as social and political instability, market illiquidity, exchange-rate fluctuations, a high level of volatility and limited regulation. Investments in smaller companies involved additional risks such as limited liquidity and greater volatility.

1The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 25% of the total market capitalization of the Russell 1000 Index. The S&P 500 Index measures the performance of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. Both indices are unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index.

2In the absence of the expense reimbursement for the American Opportunities Fund the ratio of expenses to average net assets would have been 1.57%.

3Gross Annual Operating Expense is based on the most recent prospectus and may differ from other expense ratios appearing in this report.

4The Advisor has contractually agreed to reimburse the American Opportunities Fund to the extent that the Fund’s total operating expenses exceed 1.35% of the Fund’s average daily net assets. This agreement expires on February 28, 2012 and automatically renews, unless terminated by the Fund’s Board of Trustees. The American Opportunities Fund has contractually agreed to repay the Advisor for amounts waived or reimbursed by the Advisor pursuant to the fee waiver/expense reimbursement agreement provided that such repayment does not cause the Fund to exceed this limit and the repayment is made within three years after the year in which the Advisor incurred the expense. In the absence of this reimbursement, performance would have been lower.

30	www.thomaswhitefunds.com

OCTOBER 31, 2011

GROWTH OF A $10,000 INVESTMENT WITH DIVIDENDS REINVESTED

This chart illustrates the performance of a hypothetical $10,000 investment made in the Fund, its primary benchmark, the Russell Midcap Index, and its secondary benchmark, the S&P 500 Index, since inception on March 4, 1999 through October 31, 2011. It assumes reinvestment of dividends and capital gains, but does not reflect the effect of any applicable redemption fees. This chart does not imply future performance. Past performance does not guarantee future results. The cumulative return since inception was +113.74% for the Fund, +164.94% for the primary benchmark, and +27.04% for the secondary benchmark. The one-year return for the Fund was +7.36%. The Fund’s average annual total return was +6.18%. The Russell Midcap Index measures the performance of the 800 smallest companies in the Russell 1000 Index. These represent approximately 25% of the total market capitalization of the Russell 1000 Index. The S&P 500 Index measures the performance of 500 leading companies in leading industries of the U.S. economy, capturing 75% coverage of U.S. equities. Both indices are unmanaged and returns assume the reinvestment of dividends. It is not possible to invest directly in an index. During the periods shown, the Fund’s manager reimbursed certain Fund expenses, absent this reimbursement, performance would have been lower.

www.thomaswhitefunds.com	31

THOMAS WHITE AMERICAN OPPORTUNITIES FUND	SYMBOL: TWAOX

Portfolio Manager: Thomas S. White, Jr.

The Thomas White American Opportunities Fund primarily invests in equity securities of mid-size U.S. companies. The Fund may also invest in equity securities of smaller and larger size U.S. companies.

Performance Review

The Thomas White American Opportunities Fund returned -9.41% during the six-month period ended October 31, 2011 while the Fund’s primary benchmark, the Russell Midcap Index, returned -10.63% and the secondary benchmark, the S&P 500 Index, returned -7.11% during the same period. For the trailing 1-year period, the Fund returned +7.36% against +7.85% and +8.08% for the primary and secondary benchmarks, respectively. Since its inception in 1999, the Fund’s annualized returns stand at +6.18%, as compared to +7.44% for the Russell Midcap Index and +1.91% for the S&P 500 Index.

Economic Data Belies the Worst Fears

U.S. domestic equity prices corrected during the period from May to October 2011, as fears over the worsening U.S. fiscal health and the fallout of the European debt crisis affected investor sentiment during the review period. Both the domestic as well as the global economic outlook appeared to be floundering and concerns about another recession resurfaced. The protracted political negotiations over increasing the U.S. federal borrowing limit, as well as the decision by rating agency S&P to downgrade U.S. debt worsened investor sentiment further.

Nevertheless, U.S. domestic economic data belied the worst fears and helped domestic equities outperform international equities during the review period. Third quarter Gross Domestic Product data and subsequent monthly trends indicate that consumer spending remains resilient as the labor market is seeing a revival, though at a very measured pace. Amidst weakness across most industrialized countries, U.S. manufacturing output has seen sustained expansion in recent months. The trade gap has narrowed as the country has become less reliant on imported oil and growth in exports of capital equipment remains robust.

Nevertheless, housing has yet to see a meaningful recovery and remains the weakest segment of the U.S. economy. Average home prices continue to fall as potential buyers are still apprehensive about a price recovery and the relatively large inventory of homes available for sale from foreclosures. While mortgage rates have been at record lows for a while now, borrowing costs are much higher for most potential home owners due to tighter credit standards.

The slowing economy encouraged the Federal Reserve to announce that the Fed target rate will be maintained at the current record low for at least another two years. To bring down long-term interest rates, the Fed also announced a program to extend the average maturity of its bond portfolio. Both of these decisions have been received favorably by the financial markets, though their effectiveness remains a topic of debate.

32	www.thomaswhitefunds.com

OCTOBER 31, 2011

Portfolio Review

During the review period the Thomas White American Opportunities Fund outperformed its primary benchmark, especially during the four month period beginning in May when equity prices saw a sustained correction. The Fund’s holdings in the consumer discretionary, consumer staples, utilities, healthcare, and information technology sectors outperformed on a relative basis, while holdings in the energy and industrial sectors underperformed during the review period.

The Fund’s consumer discretionary holdings, such as Macy’s Inc. (+27.7%) and Ross Stores, Inc., (+19.5%), benefited from the sustained growth in same store sales and healthy earnings outlooks. Among the Fund’s healthcare holdings, health and supplemental benefits company Humana, Inc. (+11.5%) outperformed after the company lifted its earnings outlook, while generic pharmaceuticals manufacturer Watson Pharmaceuticals, Inc. (+8.3%) gained in anticipation over the launch of its generic version of Pfizer’s Lipitor, the world’s highest selling drug. Fertilizer manufacturer CF Industries Holdings, Inc. (+14.6%) benefited from the continued buoyancy in farm output growth. Industrial appliances and tools distributor W.W. Grainger, Inc. (13.0%) outperformed after the company gave a healthy revenue and earnings growth outlook for the current year as well as 2012.

Automobile component manufacturer Federal-Mogul Corporation (-36.4%) was the biggest detractor from the Fund’s performance for the review period, after the company reported lower than expected earnings for the third quarter. Growing apprehensions about the demand outlook for the industrials, materials, and energy sectors affected the Fund’s holdings in steel producer and recycler Steel Dynamics, Inc. (-31.3%), industrial packaging material and equipment manufacturer Sealed Air Corporation (-30.9%), energy company Murphy Oil Corp. (-28.5%), industrial construction company KBR, Inc. (-27.3%), and drilling services provider Unit Corporation (-22.2%).

Fiscal Challenges Remain the Most Significant Risk to Economic Growth

Political brinkmanship over the country’s long-term fiscal challenges has increased recently and has delayed decisive policy reforms. The distinct positions taken by the two political sides have made it difficult to find common ground, especially during the current presidential election cycle. At the same time, these risks have not resulted in higher treasury yields as demand from global investors remains strong. On the contrary, treasury yields have continued to decline and the dollar has strengthened as global uncertainties have welled up. With this, the U.S. has so far escaped the kind of crisis several countries in Europe have been struggling with for more than a year now. However, we believe the U.S. will have to confront these fiscal problems sooner than later.

After several quarters of better than expected earnings growth, the outlook for select sectors such as materials has weakened on slower global demand growth. However, sectors such as consumer discretionary,

www.thomaswhitefunds.com	33

THOMAS WHITE AMERICAN OPPORTUNITIES FUND

consumer staples, capital goods, and technology services are expected to see sustained buoyancy in demand growth. The larger than expected fall in inventories during the third quarter and the decline in factory orders in recent monthly surveys suggest growing concerns about the sustainability of consumer demand growth. The uncertain outlook has also encouraged more companies to return cash to investors in the form of buy-backs and dividends. Nonetheless, these trends could reverse easily if the labor markets continue to recover and the moderate growth in consumer spending is sustained. What’s more, businesses can quickly step up capital investments if consumer demand growth accelerates, given that their cash levels remain at record highs and borrowing costs are very low.

We continue to believe that the heightened economic risks could be overcome with political will and consensus. We also remain confident that equities will deliver superior long-term returns, relative to other asset classes. Thank you for investing in the Thomas White American Opportunities Fund.

Portfolio Sector Allocation and Market Cap Mix as of October 31, 2011

Sector Allocation	% of TNA
Aerospace	1.0%
Banking	4.5%
Building	1.1%
Capital Goods	1.4%
Chemicals	1.8%
Communications	1.2%
Consumer Durables	1.3%
Consumer Retail	6.8%
Consumer Staple	6.5%
Energy	6.5%
Financial Diversified	12.3%

Sector Allocation	% of TNA
Forest & Paper	0.0%
Health care	8.4%
Industrial	5.5%
Insurance	5.9%
Metals	2.3%
Services	8.8%
Technology	12.6%
Transportation	0.8%
Utilities	9.8%
Cash & Other	1.5%

Portfolio Market Cap Mix	% of TNA
Large Cap (over $15.2 billion)	9.7%
Mid Cap ($2.3-15.2 billion)	80.4%
Small Cap (under $2.3 billion)	8.4%
Cash & Other	1.5%

TNA - Total Net Assets

Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any securities. For a complete list of fund holdings, please refer to the Schedule of Investments section of this report.

34	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2011

Sector	Issue	Shares	Value

COMMON STOCKS (98.6%)

AEROSPACE (1.0%)
	L-3 Communications	3,250	$220,285

BANKING (4.5%)
	BOK Financialcorp	4,600	240,212
	Commerce Bancshares	10,817	419,700
	M&T Bank Corp	3,900	296,829

			956,741

BUILDING (1.1%)
	Chicago Bridge & Iron	3,850	140,833
	Owens Corning *	3,100	87,978

			228,811

CAPITAL GOODS (1.4%)
	Parker Hannifin	3,500	285,425

CHEMICALS (1.8%)
	CF Industries Holding	2,400	389,448

COMMUNICATIONS (1.2%)
	Virgin Media	10,550	257,209

CONSUMER DURABLES (1.3%)
	Federal Mogul Corp *	8,350	140,781
	Thor Industries	4,800	126,912

			267,693

CONSUMER RETAIL (6.8%)
	Foot Locker	5,350	116,951
	Genuine Parts Co	7,350	422,110
	Macy’s Inc	17,550	535,802
	Ross Stores	4,050	355,306

			1,430,169

CONSUMER STAPLES (6.5%)
	Conagra Inc	7,650	193,774
	Dr Pepper Snapple	6,150	230,318
	JM Smucker Company	4,750	365,845
	Reynolds American	15,200	587,936

			1,377,873

ENERGY (6.5%)
	Cameron Intl *	3,850	189,189
	Murphy Oil	5,400	298,998
	Oil States Intl Inc *	3,500	243,635
	Plains Exploration *	8,050	253,575
	Seacor Holdings	2,250	191,587
	Unit Corp *	4,100	201,146

			1,378,130

See Notes to Financial Statements

www.thomaswhitefunds.com	35

Thomas White American Opportunities Fund

Sector	Issue	Shares	Value

FINANCIAL DIVERSIFIED (12.3%)
	Alexandria Real Estate	6,000	$396,540
	Ameriprise Financial	6,900	322,092
	Discover Financial Services	9,750	229,710
	HCP Inc	15,150	603,727
	Kimco Realty Corp	10,800	188,676
	Realty Income Corp	13,850	462,729
	Senior Housing Property	16,900	379,236

			2,582,710

HEALTHCARE (8.4%)
	Bio-Rad Labs *	1,625	161,769
	Humana Inc	3,850	326,827
	Mylan *	16,150	316,056
	St. Jude Medical Inc	4,500	175,500
	Watson Pharmaceuticals *	8,100	543,996
	Zimmer Holdings Inc *	4,850	255,255

			1,779,403

INDUSTRIAL (5.5%)
	Crane Co	4,100	180,851
	Eaton Corp	9,900	443,718
	Greif Inc Cl A	1,750	78,365
	KBR Inc	11,450	319,570
	Sealed Air Corp	8,250	146,850

			1,169,354

INSURANCE (5.9%)
	Allied World	7,350	427,035
	Reinsurance Group	5,350	279,430
	Torchmark Corp.	6,525	267,068
	Unum Group	11,500	274,160

			1,247,693

METALS (2.3%)
	Arch Coal	19,300	351,646
	Steel Dynamics	10,800	134,892

			486,538

SERVICES (8.8%)
	Brinker Intl Inc	5,100	116,790
	FTI Consulting *	12,500	492,625
	Liberty Global Inc C *	3,450	138,621
	Liberty Med Cap *	2,350	180,527
	WW Grainger Inc	3,300	565,323
	Wyndham Wrldwide	10,550	355,219

			1,849,105

TECHNOLOGY (12.6%)
	Accenture Plc	6,750	406,755
	Adobe Systems *	15,500	455,855
	Avnet Inc *	7,750	234,902
	DST Systems Inc	8,350	419,086
	Fiserv Corp *	7,750	456,243
	Novellus Systems *	13,450	464,698

See Notes to Financial Statements

36	www.thomaswhitefunds.com

Investment Portfolio	October 31, 2011

Sector	Issue	Shares	Value

	Zebra Tech Cl A	6,350	$226,949

			2,664,488

TRANSPORTATION (0.8%)
	Kirby Corp *	2,350	144,619

UTILITIES (9.8%)
	Alliant Energy Corp	9,500	387,410
	DTE Energy Company	7,000	364,770
	Edison International	5,700	231,420
	Entergy Corporation	4,550	314,723
	Great Plains Energy	36,850	764,269
			2,062,592

Total Common Stocks		(Cost $18,036,350)	20,778,286

SHORT TERM INVESTMENTS (1.5%)

	American Family Financial Services Demand Note 0.10%, due 6/21/2012	$322,128	$322,128

Total Short Term Obligations		(Cost $322,128)	322,128

Total Investments	100.1%	(Cost $18,358,478)	$21,100,414
Other Assets, Less Liabilities	(0.1%)		(28,394)
Total Net Assets	100.0%		$21,072,020

*	Non-Income Producing Securities

See Notes to Financial Statements

www.thomaswhitefunds.com	37

THOMAS WHITE FUNDS

Statements of Assets and Liabilities

October 31, 2011

		International Fund		Emerging Markets Fund	American Opportunities Fund
ASSETS
Investments in securities at market value[1]	$	520,744,880	$	31,878,068	$	21,100,414
Receivables:
Dividends and interest		945,152		35,926		25,988
Reclaims		910,090		5,527		-------
Fund shares sold		695,353		-------		-------
Due from manager		-------		18,082		1,329
Prepaid expenses		34,849		7,738		774
Total assets		523,330,324		31,945,341		21,128,505

LIABILITIES
Management fees		351,103		22,376		16,826
Accrued expenses		272,082		33,649		39,660
Payable for fund share redeemed		143,690		-------		-------
Collateral on loaned securities[2]		44,308,322		3,512,229		-------
Total liabilities		45,075,197		3,568,254		56,486

NET ASSETS
Source of Net Assets:
Net capital paid in on shares of beneficial interest		464,835,882		27,471,165		18,308,770

Undistributed net investment income		-------		(5,192)		15,365
Accumulated net realized income/(loss)		(11,495,126)		-------		5,949
Net unrealized appreciation on investments and foreign currency translations		24,914,312		911,114		2,741,936
Net assets	$	478,255,068	$	28,377,087	$	21,072,020
Shares outstanding[3]		30,754,683		2,672,241		1,645,525
Net asset value and offering price per share	$	15.55	$	10.62	$	12.81
1 Cost Basis: International Fund: $495,830,568 Emerging Markets Fund: $30,966,954 American Opportunities Fund: $18,358,478
2 Value of securities out on loan at 10/31/2011: International Fund: $40,308,641 Emerging Markets Fund: $3,309,407
3 There are an unlimited number of $.01 par value shares of beneficial interest authorized.
See Notes to Financial Statements.

38	www.thomaswhitefunds.com

THOMAS WHITE FUNDS

Statements of Operations

Year Ended October 31, 2011

International Fund				Emerging Markets Fund		American Opportunities Fund
INVESTMENT INCOME
Income:
Dividends	$	15,698,114 [1]	$	898,991 [1]	$	533,440
Interest		56,324		4,957		405
Total investment income		15,754,438		903,948		533,845
Expenses:
Investment management fees		5,201,981		308,033		226,656
Accounting, administration and compliance fees		583,842		37,320		28,174
Custodian fees		402,328		68,604		5,004
Transfer agent fees		114,876		12,668		8,999
Trustees’ fees and expenses		71,214		4,217		1,502
Audit fees and expenses		75,316		4,858		999
Registration fees		68,580		36,380		25,008
Printing expenses		63,995		2,108		2,502
Legal fees and expenses		198,968		14,777		8,504
Other expenses		164,555		75,819		6,618
Total expenses		6,945,655		564,784		313,966
Reimbursement from Investment Manager		-------		(102,297)		(8,058)
Net expenses		6,945,655		462,487		305,908
Net investment income		8,808,783		441,461		227,937
REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain on investments & foreign currency transactions		20,582,344		69,487		2,771,186
Net change in unrealized appreciation on investments and foreign currency translations		(58,452,389)		(3,804,371)		(1,318,436)
Net gain/(loss) on investments		(37,870,045)		(3,734,884)		1,452,750
Net increase/(decrease) in net assets from operations	$	(29,061,262)	$	(3,293,423)	$	1,680,687
1 Net of foreign taxes withheld of: International Fund: $1,928,140 Emerging Markets Fund: $103,293
See Notes to Financial Statements.

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THOMAS WHITE FUNDS

Statements of Changes in Net Assets

	International Fund				Emerging Markets Fund
	Year Ended October 31, 2011		Year Ended October 31, 2010		Year Ended October 31, 2011		Period Ended October 31, 2010
Change in net assets from operations:
Net investment income	$	8,808,783	$	5,394,718	$	441,461	$	49,331
Net realized gain/(loss)		20,582,344		3,184,104		69,487		(12,291)
Net unrealized appreciation (depreciation) on investments		(58,452,389)		54,906,069		(3,804,371)		4,715,485
Net increase (decrease) in net assets from operations		(29,061,262)		63,484,891		(3,293,423)		4,752,525
Distributions to shareholders:
From net investment income		(8,819,119)		(5,619,579)		(447,129)		(48,814)
Realized gains		-------		-------		(57,237)		-------
Total distributions		(8,819,119)		(5,619,579)		(504,366)		(48,814)
Fund share transactions		30,954,617		67,611,121		3,976,222		23,494,943
Total increase (decrease)		(6,925,764)		125,476,433		178,432		28,198,654
Net assets:
Beginning of period		485,180,832		359,704,399		28,198,654		-------
End of period	$	478,255,068	$	485,180,832	$	28,377,087	$	28,198,654
Undistributed net investment income (loss)	$	-------	$	234,428	$	(5,192)	$	-------

	American Opportunities Fund
	Year Ended October 31, 2011		Year Ended October 31, 2010
Change in net assets from operations:
Net investment income	$	227,937	$	149,803
Net realized gain		2,771,186		215,519
Net unrealized appreciation (depreciation) on investments		(1,318,436)		3,700,376
Net increase in net assets from operations		1,680,687		4,065,698
Distributions to shareholders:
From net investment income		(209,820)		(154,370)
Realized gain		(788,667)		-------
Total distributions		(998,487)		(154,370)
Fund share transactions		(1,157,190)		(77,290)
Total increase (decrease)		(474,990)		3,834,038
Net assets:
Beginning of period		21,547,010		17,712,972
End of period	$	21,072,020	$	21,547,010
Undistributed net investment income/(loss)	$	15,365	$	(4,567)
See Notes to Financial Statements.

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Notes to Financial Statements Year Ended October 31, 2011

NOTE 1. SUMMARY OF ACCOUNTING POLICIES

Lord Asset Management Trust (the “Trust”) was organized as a Delaware business trust on February 9, 1994, as an open-end diversified management investment company. The Trust currently has three series of shares - the Thomas White International Fund (the “International Fund”), which commenced operations on June 28, 1994, the Thomas White Emerging Markets Fund (the “Emerging Markets Fund”), which commenced operations on June 28, 2010, and the Thomas White American Opportunities Fund (the “American Opportunities Fund”), which commenced operations on March 4, 1999, collectively referred to as the “Funds”. The investment objective of each Fund is to seek long-term capital growth. The International Fund will primarily invest in equity securities of companies located in the world’s developed countries outside of the U.S. The Emerging Markets Fund will primarily in securities of companies located in or whose businesses are closely associated with the world’s emerging markets countries. The American Opportunities Fund primarily invests in U.S. equity securities, with a focus on mid-size and small companies. The following is a summary of significant accounting policies followed in the preparation of its financial statements.

(A) VALUATION OF SECURITIES

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no closing sale price is reported are valued at the mean between the last current bid and asked price. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Trustees. The Trust has retained an independant statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. Short term investments are valued at amortized cost, which combined with accrued interest, approximates market value.

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability (i.e., the “exit price”) in an orderly transaction between market participants at the measurement date. In determining fair value, the Fund uses various valuation approaches. A three-tiered fair value hierarchy for inputs is used in measuring fair value that maximizes the use of observable inputs and minimizes the use of unobservable inputs by generally requiring that the most observable inputs be used when available. Observable inputs are those that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s assumptions about the inputs market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities.

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Notes to Financial Statements Year Ended October 31, 2011

The fair value hierarchy is categorized into three levels based on the inputs as follows:

Level 1 - Valuations based on unadjusted quoted prices in active markets for identical assets.

Level 2 - Valuations based on quoted prices for similar securities or in markets that are not active or for which all significant inputs are observable, either directly or indirectly.

Level 3 - Valuations based on inputs that are unobservable and significant to the overall fair value measurement.

The following table summarizes the Fund’s investments as of October 31, 2011, based on the inputs used to value them:

	International Fund	Emerging Markets Fund	American Opportunities Fund
Level 1 - Common Stocks	$62,120,076	$6,858,100	$20,778,286

Preferred Stocks	11,257,793	326,868	-------

Total Level 1	73,377,869	7,184,968	20,778,286

Level 2 - Common Stocks	395,862,789	20,331,652	-------

Variable Rate Demand Notes	-------	-------	322,128

Time Deposits	51,504,222	-------	-------

Money Market Funds		4,361,448

Total Level 2	447,367,011	24,693,100	322,128

Level 3 - Common Stocks	-------	-------	-------

Total	520,744,880	31,878,068	21,100,414

The Fund’s assets assigned to Level 2 include certain foreign securities for which a third party statistical pricing service may be employed for purposes of fair market valuation. In addition, no transfers in and/or out between Levels 1 and 2 were observed based on daily statistical pricing employed.

(B) FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells a foreign security it will customarily enter into a foreign exchange contract to minimize foreign exchange risk from the trade date to the settlement date of such transaction.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market

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Notes to Financial Statements Year Ended October 31, 2011

prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Net realized gain (loss) on investments and foreign currency transactions include those gains and losses arising from the sale of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, and foreign withholding taxes recorded on the Fund’s books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized appreciation (depreciation) on investments and foreign currency translations include the changes in the value of assets and liabilities other than investments in securities at the end of the fiscal year, resulting from changes in the exchange rates.

(C) INCOME TAXES

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to its shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

The Funds have reviewed all open tax years and major jurisdictions and concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for exam by taxing authorities and, as of October 31, 2011, open Federal tax years include the tax years ended October 31, 2008 through 2011. The Funds have no examinations in progress and is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Realized gains in foreign countries may be subject to taxes at the fund level, at rates ranging from approximately 10% to 15%. The Funds accrue for such foreign taxes on net realized and unrealized gains at the appropriate rate for each country.

(D) USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the year. Actual results could differ from these estimates.

(E) SECURITY TRANSACTIONS AND INVESTMENT INCOME

Security transactions are accounted for on a trade date basis. Interest is accrued on a daily basis and dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded when the information is available to the Fund. Realized gains and losses are determined using specific identification.

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Notes to Financial Statements Year Ended October 31, 2011

(F) DISTRIBUTIONS TO SHAREHOLDERS

The Funds usually declare and pay dividends from net investment income annually, but may be more frequent to avoid excise tax. Distributions of net realized capital gains, if any, will be distributed at least annually.

(G) SECURITIES LENDING

The Funds may lend investment securities to investors who borrow securities in order to complete certain transactions. By lending investment securities, a Fund attempts to increase its net investment income through the receipt of interest earned on loan collateral. Any increase or decline in the market price of the securities loaned that might occur and any interest earned or dividends declared during the term of the loan would be for the account of the Fund. Risks of delay in recovery of the securities or even loss of rights in the collateral may occur should the borrower of the securities fail financially. Risk may also arise to the extent that the value of the securities loaned increases above the value of the collateral received. It is each Fund’s policy to obtain additional collateral from or return excess collateral to the borrower by the end of the next business day. Therefore, the value of the collateral may be temporarily less than the value of the securities on loan.

Funds that lend securities receive cash as collateral. Initial collateral levels shall not be less than 102% of the market value of the borrowed securities (105% if the collateral and the borrowed securities are denominated in different currencies). Marking to market is performed every business day (subject to de minimis rules of change in market value) for each Fund and each borrower is required to deliver additional collateral when necessary so that the total collateral held in the account for all loans of the Fund to the borrower will not be less than 100% of the market value of all the borrowed securities loaned to the borrower by the Fund. Any cash received as collateral is invested by the securities lending agent in accordance with pre-established guidelines as set forth in the securities lending agreement. A portion of the interest received on the loan collateral is retained by the Fund and the remainder is rebated to the borrower of the securities. From the interest retained by the Funds, 50% is paid to the securities lending agent for the International Fund and Emerging Markets Fund for its services. The net amount of interest earned, after the interest rebate and the allocation to the securities lending agent, is included in the statement of operations as interest income. The value of loaned securities and related collateral outstanding at October 31, 2011, are as follows:

Portfolio	Value of Loaned Securities	Value of Collateral
Thomas White International Fund	$40,308,641	$44,308,322

Thomas White Emerging Markets Fund	$3,309,407	$3,512,229

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Notes to Financial Statements Year Ended October 31, 2011

The Thomas White International Fund and the Thomas White Emerging Markets Fund have earned interest income on securities lending (after rebates to borrowers and allocation to the securities lending agent) as follows:

Portfolio	Net Interest Earned by Portfolio
Thomas White International Fund	$55,661

Thomas White Emerging Markets Fund	$4,800

(H) REDEMPTION FEE

The Funds assess a 2% fee on redemptions (including exchanges) of Fund shares held for less than sixty days. Redemption fees are paid to each Fund to help offset transaction costs and to protect the Fund’s long-term shareholders. Each Fund will use the “first-in, first-out” (FIFO) method to determine the sixty-day holding period. Under this method, the date of the redemption or exchange will be compared to the earliest purchase date of shares held in the account. If this holding period is less than sixty days, the fee will be charged. The International Fund charged $28,934 in redemption fees for the period ended October 31, 2011, which were included in net capital paid. The American Opportunities Fund charged $79 in redemption fees for the period ended October 31, 2011, which were included in net capital paid. The Emerging Markets Fund did not charge any redemption fees for the period ended October 31, 2011.

NOTE 2. SIGNIFICANT SHAREHOLDER

At October 31, 2011, the Thomas White American Opportunities Fund and the Thomas White Emerging Markets Fund had two shareholders who held 30.4% and 38.2%, respectively, of each Fund’s outstanding shares. Investment activities of these shareholders could have a material effect on each Fund.

The Advisor, Thomas White International, Ltd., held 9.0% of the outstanding shares of the Thomas White Emerging Markets Fund.

NOTE 3. TRANSACTIONS IN SHARES OF BENEFICIAL INTEREST

As of October 31, 2011, there were an unlimited number of $.01 par value shares of beneficial interest authorized. Transactions are summarized as follows:

International Fund
	Year Ended October 31, 2011			Year Ended October 31, 2010
	Shares		Amount	Shares		Amount
Shares sold	7,995,363	$	136,427,018	10,550,171	$	164,799,730
Shares issued on reinvestment of dividends & distributions	552,981		8,548,470	330,659		5,482,305
Shares redeemed	(6,762,485)		(114,020,871)	(6,726,318)		(102,670,914)
Net increase	1,785,859	$	30,954,617	4,154,512	$	67,611,121

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Notes to Financial Statements Year Ended October 31, 2011

Emerging Markets Fund
	Year Ended October 31, 2011			Period Ended October 31, 2010
	Shares		Amount	Shares		Amount
Shares sold	287,693	$	3,503,765	2,335,596	$	23,446,129
Shares issued on reinvestment of dividends & distributions	47,853		504,368	4,085		48,814
Shares redeemed	(2,986)		(31,911)	-------		-------
Net increase	332,560	$	3,976,222	2,339,681	$	23,494,943

American Opportunities Fund
	Year Ended October 31, 2011			Year Ended October 31, 2010
	Shares		Amount	Shares		Amount
Shares sold	14,435	$	195,650	15,785	$	183,035
Shares issued on reinvestment of dividends & distributions	78,341		994,926	12,278		153,726
Shares redeemed	(166,963)		(2,347,764)	(36,453)		(414,051)
Net decrease	(74,187)	$	(1,157,188)	(8,390)	$	(77,290)

NOTE 4. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Each Fund pays a monthly investment management fee to Thomas White International, Ltd. (the “Advisor”) at the rate of 1/12% of the Fund’s average daily net assets, which is equivalent to 1% of the Fund’s average daily net assets annually. For the fiscal year ended October 31, 2011, the Advisor has contractually agreed to reimburse its management fee for the International Fund, the Emerging Markets Fund, and the American Opportunities Fund to the extent that the total operating fees exceeded 1.40%, 1.50%, and 1.35% of the respective Fund’s average daily net assets. These expense limitation agreements to reimburse fees renew automatically on an annual basis unless the Advisor gives written notice to end them.

The Advisor may recoup any waived amount from a Fund pursuant to the expense limitation agreements if such reimbursement does not cause the Fund to exceed existing expense limitations and the reimbursement is made within three years after the year in which the Advisor incurred the expense. As of October 31, 2011, the International, Emerging Markets and American Opportunities Funds had the following amounts (and year of expiration) subject to repayment to the Advisor:

	Year Fees Waived		Repayment Expires	Balance
International Fund	2010	*	2013	$0
	2011		2014	$0

Emerging Markets Fund	2010	**	2013	$19,096
	2011		2014	$102,297

American Opportunities Fund	2011	***	2014	$5,348

*	For the period March 1, 2010, the initial date of the agreement, through October 31, 2010.

**	For the period June 28, 2010, the initial date of the agreement, through October 31, 2010.

***	For the period March 1, 2011, the initial date of the agreement, through October 31, 2011.

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Notes to Financial Statements Year Ended October 31, 2011

Each Fund pays a fee to the Advisor for certain fund accounting, fund administration and compliance services. For accounting services, the Funds pay a combined $75,000 fee that is prorated based on each Fund’s assets for the first $75,000,000 in individual assets. The International Fund pays 0.0225% of average daily net assets over the next $175 million in assets and 0.0125% of average daily net assets on the remaining balance. The Emerging Markets Fund pays 0.0225% of average daily net assets over the next $175 million in assets and 0.0125% of average daily net assets on the remaining balance. The American Opportunities Fund pays 0.015% of average daily net assets over the next $175 million in assets and 0.01% of average daily net assets on the remaining balance.

For fund administration, the Funds pay a combined $75,000 minimum fee that is prorated based on each Fund’s assets for the first $75,000,000 in individual assets. The International Fund then pays 0.09% of average daily net assets over the next $150 million in assets, 0.08% of average daily net assets over the next $300 million in assets, 0.06% of average daily net assets over the next $500 million in assets and 0.04% of average daily net assets on the remaining balance. The Emerging Markets Fund then pays 0.09% of average daily net assets over the next $150 million in assets, 0.08% of average daily net assets over the next $300 million in assets, 0.06% of average daily net assets over the next $500 million in assets and 0.04% of average daily net assets on the remaining balance. The American Opportunities Fund pays 0.08% of average daily net assets over the next $150 million in assets, 0.07% of average daily net assets over the next $300 million in assets, 0.06% of average daily net assets over the next $500 million in assets and 0.04% of average daily net assets on the remaining balance.

Each Fund also pays an annual fee of 0.01% of each Fund’s average daily net assets for compliance and legal administration services.

NOTE 5. CUSTODIAN AND TRANSFER AGENT FEES

Custodian Fees - Northern Trust is the custodian for the International Fund and Emerging Markets Funds. U.S. Bank is the custodian for the American Opportunities Fund. Northern Trust bills the International Fund and the Emerging Markets Fund quarterly based on the value of their holdings as of the previous quarter end plus transaction fees. U.S. Bank bills the American Opportunities Fund monthly based on the ending value of its holdings plus transaction fees.

Transfer Agent - U.S. Bancorp serves as the Funds’ transfer agent. Under the terms of the transfer agent agreement, U.S. Bancorp is entitled to $21,000 per year for the International Fund and $10,000 per year for the Emerging Markets Fund and the American Opportunities Fund. In addition, U.S. Bancorp is entitled to account-based fees along with reimbursement of out-of-pocket expenses incurred in providing transfer agent services.

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Notes to Financial Statements Year Ended October 31, 2011

NOTE 6. INVESTMENT TRANSACTIONS

During the year ended October 31, 2011 the cost of purchases and the proceeds from sales of investment securities, other than short-term investments, were as follows:

Fund	Purchases	Sales
International Fund	$239,053,660	$206,568,247
Emerging Markets Fund	13,758,304	10,042,093

American Opportunities Fund	14,707,345	16,652,052

At October 31, 2011, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based upon cost for federal income tax purposes, were as follows:

Fund	Tax Cost	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation
International Fund	$495,830,568	$65,922,012	$(41,007,700)	$24,914,312

Emerging Markets Fund	30,966,954	3,139,578	(2,228,464)	911,114

American Opportunities Fund	18,343,113	3,255,678	(513,742)	2,741,936

Distributions to Shareholders

The Funds will distribute net investment income and net realized gains, if any, at least once a year. The amount of distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from generally accepted accounting principles. These “book/tax” differences are either temporary or permanent in nature and are primarily due to differing treatments for futures and option transactions, foreign currency transactions, passive foreign investment companies and losses deferred due to wash sales. Permanent differences, primarily due to reclassification of REIT income, resulted in reclassifications among the Funds’ components of net assets at October 31, 2011, the Funds’ tax year-end. For the Thomas White American Opportunities Fund, permanent differences resulted in reclassification of $10,609 in undistributed net investment income and $16,566 in accumulated net realized gain. There were no permanent differences for the Thomas White International Fund and Thomas White Emerging Markets Fund.

	Undistributed Ordinary Income	Undistributed Long-term Gains	Unrealized Appreciation	Capital Loss Carryforwards	Total Distributable Earnings
International Fund	$-------	$-------	$24,914,312	$(11,495,126)	$13,419,186
Emerging Markets Fund	(5,192)	-------	911,114	-------	905,922

American Opportunities Fund	15,365	5,949	2,741,936	-------	2,763,250

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Notes to Financial Statements Year Ended October 31, 2011

As of October 31, 2011, the Funds had tax basis capital losses, which may be carried forward up to eight years to offset future capital gains. Such losses expire as follows:

Expiration Date	International Fund
10/31/2017	$11,495,126
10/31/2018	0

10/31/2019	0
Total	11,495,126

On Dec. 22, 2010, the Regulated Investment Company Modernization Act of 2010 (the “Act”) was enacted. The Act makes changes to several tax rules impacting the Funds, In general, the provisions of the Act will be effective for the Funds’ fiscal year ending October 31, 2012. Although the Act provides several benefits, including the unlimited carry-over of future capital losses, there may be a greater likelihood that all or a portion of the Funds’ pre-enactment capital loss carryovers may expire without being utilized due to the fact that post enactment losses get utilized before pre-enactment capital loss carryovers. Relevant information regarding the impact of the Act on the Funds, if any, will be contained within the notes to the financial statements beginning in 2012 reporting periods.

The tax character of distributions paid during the year ended October 31, 2011 were as follows:

	Ordinary Income	Return of Capital	Long-term Capital Gains	Total Distributions
International Fund	$8,819,119	$-------	$-------	$8,819,919

Emerging Markets Fund	447,170	-------	57,196	504,366

American Opportunities Fund	199,211	-------	799,276	998,487

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Tax Information (Unaudited)

The Funds have elected to pass through to their shareholders the foreign taxes paid for the year ended October 31, 2011 as follows:

	Foreign Dividend Income	Foreign Taxes Paid	Foreign Taxes Paid per share
International Fund	$15,635,884	$1,905,254	$0.06

Emerging Markets Fund	895,625	101,537	0.04

QUALIFYING DIVIDEND INCOME

For the Thomas White International Fund 84% of the income dividend is qualified. For the Thomas White Emerging Markets Fund 63% of the income dividend is qualified. For the Thomas White American Opportunities Fund 100% of the income dividend is qualified.

ORDINARY INCOME DIVIDEND AND FOREIGN TAX CREDIT

The Thomas White International Fund and the Thomas White Emerging Markets Fund have made an election under Section 853 of the Internal Revenue Code to provide to their shareholders the benefit of foreign tax credits in the per share amount designated below. Therefore, shareholders who must file a U.S. Federal Income tax return will be entitled to a foreign tax credit or itemized deduction in an amount equal to $0.0328 per share of the International Fund and $0.0021 per share of the Emerging Markets Fund for each share owned on October 25, 2011, in computing their tax liability. It is generally more advantageous to claim a credit than a deduction.

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Year Ended October 31, 2011

FINANCIAL HIGHLIGHTS

International Fund
		Year Ended October 31, 2011		Year Ended October 31, 2010		Year Ended October 31, 2009		Year Ended October 31, 2008		Year Ended October 31, 2007

Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$	16.75	$	14.50	$	11.74	$	22.51	$	18.11

Income from investment operations:
Net investment income		0.29		0.20		0.19		0.27		0.28
Net realized and unrealized gains (losses)		(1.20)		2.25		2.76		(10.79)		6.10
Total from investment operations		(0.91)		2.45		2.95		(10.52)		6.39

Distributions:
From net investment income		(0.29)		(0.20)		(0.19)		(0.25)		(0.33)
From net realized gains		-------		-------		-------		-------		(1.65)
Total distributions		(0.29)		(0.20)		(0.19)		(0.25)		(1.99)
Change in net asset value for the year		(1.20)		2.25		2.76		(10.77)		4.40
Net asset value, end of year	$	15.55	$	16.75	$	14.50	$	11.74	$	22.51
Total Return		(5.42)%		16.88%		25.15%		(46.69)%		35.36%

Ratios/supplemental data
Net assets, end of year (000)	$	478,255	$	484,822	$	359,704	$	187.998	$	262,634

Ratio to average net assets:
Expenses		1.34%		1.38%		1.46%		1.47%		1.42%
Net investment income		1.70%		1.31%		1.80%		1.49%		1.46%
Portfolio turnover rate		41%		44%		59%		54%		46%

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Year Ended October 31, 2011

FINANCIAL HIGHLIGHTS

Emerging Markets Fund
		Year Ended October 31, 2011		Period Ended October 31, 2010*
Per share operating performance (For a share outstanding throughout the period)
Net asset value, beginning of period	$	12.05	$	10.00

Income from investment operations:
Net investment income		0.17		0.02
Net realized and unrealized gains (losses)		(1.41)		2.05
Total from investment operations		(1.24)		2.07

Distributions:
From net investment income		(0.17)		(0.02)
From net realized gains		(0.02)		-------
Total distributions		(0.19)		(0.02)
Change in net asset value for the year		(1.43)		2.05
Net asset value, end of year	$	10.62	$	12.05
Total Return		(10.26)%		20.71%

Ratios/supplemental data
Net assets, end of year (000)	$	28,377	$	28,199

Ratio to average net assets:
Expenses (net of reimbursement)		1.50%		1.50%
Expenses (prior to reimbursement)		1.84%		1.72%
Net investment income (net of reimbursement)		1.43%		0.57%
Net investment income (prior to reimbursement)		1.10%		0.36%
Portfolio turnover rate		33%		4%

*	The Emerging Markets Fund commenced operations on June 28, 2010.

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Year Ended October 31, 2011

American Opportunities Fund
		Year Ended October 31, 2011		Year Ended October 31, 2010		Year Ended October 31, 2009		Year Ended October 31, 2008		Year Ended October 31, 2007
Per share operating performance (For a share outstanding throughout the year)
Net asset value, beginning of year	$	12.53	$	10.25	$	10.01	$	15.44	$	14.97

Income from investment operations:
Net investment income		0.13		0.09		0.08		0.05		0.11
Net realized and unrealized gains (losses)		0.78		2.28		0.28		(5.43)		1.71
Total from investment operations		0.91		2.37		0.36		(5.38)		1.82

Distributions:
From net investment income		(0.13)		(0.09)		(0.08)		(0.05)		(0.11)
From net realized gains		(0.50)		-------		-------		-------		(1.24)
Tax return of capital		-------		-------		(0.04)		-------		-------
Total distributions		(0.63)		(0.09)		(0.12)		(0.05)		(1.35)
Change in net asset value for the year		0.28		2.28		0.24		(5.43)		0.47
Net asset value, end of year	$	12.81	$	12.53	$	10.25	$	10.01	$	15.44
Total Return		7.36%		23.13%		3.62% [1]		(34.79)%		12.37%

Ratios/supplemental data
Net assets, end of year (000)	$	21,072	$	21,547	$	17,713	$	15,835	$	25,360

Ratio to average net assets:
Expenses (net of reimbursement)		1.35%		1.35%		1.35%		1.35%		1.35%
Expenses (prior to reimbursement)		1.39%		1.57%		1.74%		1.51%		1.55%

Net investment income (net of reimbursement)		1.02%		0.75%		1.16%		0.38%		0.69%
Net investment income (prior to reimbursement)		0.97%		0.53%		0.90%		0.22%		0.50%
Portfolio turnover rate		66%		53%		83%		40%		59%

(1)	Total return includes a voluntary reimbursement by the Advisor for a realized investment loss due to a trading error. This reimbursement increased total return and net asset value per share by .056% and $0.01 respectively.

www.thomaswhitefunds.com	53

THOMAS WHITE FUNDS

DISCLOSURE OF FUND EXPENSES

As a shareholder of the Funds you incur ongoing costs, including management fees and other Fund expenses, and you may incur transaction costs, including redemption fees. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period, May 1, 2011 through October 31, 2011.

ACTUAL EXPENSES

The first line of the table below provides information about actual account values and actual expenses. You may use the information in this line together with the amount you invested to estimate the expenses you paid over the period. Simply divided your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your own account during this period. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the actual expense example. If you hold your Fund shares through an IRA account, you should add this cost to the expenses paid shown below.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. IRA accounts are charged a $15.00 annual fee each year in September that is not reflected in the hypothetical expense example. If you hold your Fund shares through an IRA account, you should separately compare the Funds’ IRA fees to the IRA fees of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as redemption fees. Therefore the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative costs of owning different funds. In addition, if these transactional costs were included, your costs may have been higher.

54	www.thomaswhitefunds.com

THOMAS WHITE FUNDS

	Beginning Account Value May 1, 2011	Ending Account Value Oct. 31, 2011	Expenses Paid During Period (May 1, 2011 – Oct. 31, 2011)
International Fund
Actual	$1,000.00	$844.60	$6.23*
Hypothetical (5% return before expenses)	$1,000.00	$1,018.20	$6.82*
Emerging Markets Fund
Actual	$1,000.00	$813.60	$6.86*
Hypothetical (5% return before expenses)	$1,000.00	$1,017.20	$7.63*
American Opportunities Fund
Actual	$1,000.00	$899.15	$6.46*
Hypothetical (5% return before expenses)	$1,000.00	$1,017.95	$6.87*

*	Expenses for the International, Emerging Markets and American Opportunities Funds are equal to the Funds’ annualized expense ratio (after waiver and reimbursement) of 1.35% for the American Opportunities Fund, 1.50% for the Emerging Markets Fund and 1.34% for the International Fund multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

QUARTERLY FORM N-Q PORTFOLIO SCHEDULE

The Funds file their complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year on Form N-Q. Each Fund’s Form N-Q is available on the SEC’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public reference Room may be obtained by calling 1-800-SEC-0330. Additionally, you may obtain copies of Forms N-Q from the Funds upon request by calling 1-800-811-0535.

PROXY VOTING POLICIES, PROCEDURES AND RECORD

You may obtain a description of the Funds’ (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Funds voted any proxies related to portfolio securities during the most recent 12 month period ended June 30 for which an SEC filing has been made, without charge, upon request by calling the Funds at 1-800-811-0535 or on the EDGAR database on the SEC’s website (http://www.sec.gov).

www.thomaswhitefunds.com	55

Report of Independent Registered Public Accounting Firm

To the Shareholders and Trustees of Lord Asset Management Trust:

In our opinion, the accompanying statements of assets and liabilities, including the investment portfolios, and the related statements of operations and changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Thomas White International Fund, Thomas White Emerging Markets Fund and Thomas White American Opportunities Fund (separate portfolios constituting Lord Asset Management Trust, hereafter referred to as the “Funds”) at October 31, 2011, the results of each of their operations for the year or period then ended, the changes in each of their net assets for each of the two years or period then ended and the financial highlights for the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at October 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

December 23, 2011

56	www.thomaswhitefunds.com

TRUSTEE AND OFFICER DISCLOSURE OCTOBER 31, 2011

Name, Address and Age	Positions held with Funds	Length of Time Served	Principal Occupation During Past Five Years	Number of Portfolios overseen by Trustee	Other Directorships Held by Trustee

Thomas S. White, Jr. 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 68	Trustee	17 years	Chairman of Thomas White International, Ltd.	3	None

Stathy M. White 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 54	President	Since 2011	Exec. Vice President of Thomas White International, Ltd;	N/A	N/A

David M. Sullivan II 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 39	Vice President and Treasurer	11 years	Treasurer of the Thomas White Funds; Senior Vice President of Thomas White International, Ltd.	N/A	N/A

J. Ryan Conner 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 31	Secretary and Chief Compliance Officer	Since 2011	Vice President of Thomas White International, Ltd.; Business Analyst, Computershare Inc.	N/A	N/A

Independent Trustees

James N. Bay 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 61	Trustee	5 years	Corporate officer – Bay Foods, Inc., Bays Corporation, Bays English Muffin Corp., Bays Michigan Corp., John Marshall Marketing Corp. (food services) (since 1972).	3	None

Elizabeth G. Montgomery 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 67	Trustee	10 years	Retired; former President, Graham Group (management consulting).	3	None

Robert W. Thomas 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 67	Trustee	5 years	President of Thomas Laboratories, Inc. (pharmaceutical company) (since 1992).	3	None

John N. Venson 440 S. LaSalle St. Suite 3900 Chicago, IL 60605, 64	Trustee	17 years	Dean of the California School of Podiatric Medicine (since 2008); Doctor of Podiatric Medicine	3	None

ADDITIONAL INFORMATION

The Statement of Additional Information contains additional information regarding the Funds and Trustees, and is available upon request without charge by calling 1-800-811-0535.

www.thomaswhitefunds.com	57

Privacy Policy

LORD ASSET MANAGEMENT TRUST

THOMAS WHITE INTERNATIONAL, LTD.

I. Commitment to Consumer* Privacy

The Thomas White Funds Family and Thomas White International, Ltd. (collectively, “we” or “us”) are committed to handling consumer information responsibly. We recognize and respect the privacy expectations of our consumers, and we believe that the confidentiality and security of consumers’ personal financial information is one of our fundamental responsibilities.

II. Collection of Consumer Information

We collect, retain and use consumer information only where we reasonably believe it would be useful to the consumer and allowed by law. Consumer information collected by us generally comes from the following sources:

•	Information we receive on applications or other forms;

•	Information about consumers’ transactions with us, our affiliates, or others.

III. Disclosure of Consumer Information

We may disclose all of the consumer information we collect to affiliated financial institutions and to third parties who are not our affiliates:

•	to perform marketing services on our behalf or pursuant to a joint marketing agreement between us and another party; and

•	as otherwise permitted by law.

We do not disclose any consumer information about our former customers* to anyone except as permitted by law.

IV. Security of Customer Information

We are committed to, and also require our service providers to:

•	maintain policies and procedures designed to assure only appropriate access to, and use of information about our customers; and

•	maintain physical, electronic and procedural safeguards that comply with federal standards to guard non-public personal information of our customers.

* As defined in Regulation S-P

58	www.thomaswhitefunds.com

OFFICERS AND TRUSTEES

Thomas S. White, Jr.

Chairman of the Board

James N. Bay

Trustee

Elizabeth G. Montgomery

Trustee

Robert W. Thomas

Trustee

John N. Venson, D.P.M.

Trustee

Stathy M. White

President

David M. Sullivan II

Vice President, Treasurer and

Assistant Secretary

J. Ryan Conner

Secretary and Chief Compliance Officer

INVESTMENT ADVISER AND OTHER SERVICE PROVIDERS

Thomas White International, Ltd.

440 S. LaSalle Street, Suite 3900

Chicago, Illinois 60605-1028

CUSTODIANS

The Northern Trust Company

Chicago, Illinois

U.S. Bank, N.A.

Milwaukee, Wisconsin

LEGAL COUNSEL

Dechert LLP

Washington, DC

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

PricewaterhouseCoopers LLP

Chicago, Illinois

TRANSFER AGENT

U.S. Bancorp Fund Services, LLC

Milwaukee, Wisconsin

DISTRIBUTOR

Quasar Distributors, LLC

FOR CURRENT PERFORMANCE, NET ASSET VALUE OR FOR ASSISTANCE WITH YOUR ACCOUNT, PLEASE CONTACT THE THOMAS WHITE FUNDS AT 800-811-0535 OR VISIT OUR WEB SITE AT WWW.THOMASWHITEFUNDS.COM

Thomas White International, Ltd.

440 S. LaSalle Street

Suite 3900

Chicago, Illinois 60605

USA

1-800-811-0535

www.thomaswhitefunds.com

COVER PICTURE: Hong Kong’s modern business center is seen behind a Chinese junk, once the most common craft in the harbor.

Whether controlled by the Qing Dynasty, Britain, Japan or China as a Special Administrative Region, those who arrived on the shores of this coastal island over the last 300 years rarely stayed. Those who did had the drive and tenacity required to survive in this highly competitive global crossroads. With this special DNA in their bloodlines, it’s no surprise that Hong Kong has grown dramatically and has become Asia’s leading financial center.

This city-state, whose economy is the size of Switzerland’s, sets the world standard in providing an environment that fosters growth: low taxation, free trade, a stable currency, clear laws, strong business regulation and a low level of corruption due to an excellent legal system. With 7.1 million citizens and a growing business community located in only 426 square miles, much of it mountainous, Hong Kong has developed into a truly vertical city. Given it is surrounded on three sides by an ocean filled with many smaller islands, the views can be spectacular. Being confident that an efficient infrastructure would improve the quality of life in the city and enhance business productivity, Hong Kong invested heavily in a modern public transportation system that is now used by 90% of the population daily. In 1998, a magnificent new international airport was opened, one of the largest in the world. Built on an artificial island, the construction project took six years to complete at a cost of $20 billion.

Now Hong Kong’s leaders, recognizing the era of strong exports to the developed countries was coming to a close, have been focusing on integrating more closely with fast-growing China. The city has developed into Asia’s leading stock market, and will soon trade bonds denominated in the Chinese Yuan. Hong Kong’s growth has been financed internally by adhering to a strong fiscal discipline; and its budget surpluses and debt-to-equity ratios have averaged 1.2% and 31.2% of its Gross Domestic Product over the last 20 years.

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by the report, Lord Asset Management Trust (“Registrant”) had adopted a code of ethics that applies to the Registrant’s principal executive officer, chief financial officer and chief accounting officer, or persons performing similar functions. There were no substantive amendments to the code during the fiscal year ended October 31, 2011. There were no waivers or implicit waivers from the code granted by the Registrant during the fiscal year ended October 31, 2011.

A copy of the code is filed hereto as an exhibit. A copy of the Code of Ethics may be requested free of charge by calling toll free on 1-800-811-0535.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Registrant’s Board of Trustees has determined that its Audit Committee does not currently have any member that qualifies as an “audit committee financial expert” as defined under rules adopted by the Securities and Exchange Commission. Upon careful review of the background and qualifications of each member of the Audit Committee, the Board was satisfied that each Audit Committee member has sufficient knowledge, experience, and skills to perform the functions required of him or her under the Funds’ Audit Committee Charter adopted by the Board of Trustees and to carry out such functions with the duty of care required of such member. In addition, the Board of Trustees also noted that the Audit Committee Charter provides that the Audit Committee is authorized to retain, at the Registrant’s expense, special counsel and such other experts or consultants as may be necessary to assist the Committee in discharging its responsibilities.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)	Audit Fees. The aggregate fees billed for professional services rendered by PricewaterhouseCoopers LLC (“PWC”) for the audit of the Registrant’s annual financial statements or services normally provided in connection with statutory and regulatory filings for the last two fiscal years ended October 31, 2011 and October 31, 2010 were $72,000 and $70,000, respectively.

(b)	Audit Related Fees. The Registrant was not billed any fees by PWC for the last two fiscal years ended October 31, 2011 and October 31, 2010 for the Fund for assurance and related services that were reasonably related to the performance of the audit of the Registrant’s financial statements and not otherwise included above.

(c)	Tax Fees. The aggregate fees billed for professional services rendered by PWC for tax compliance, tax advice and tax planning in the form of preparation of excise filings and income tax returns for the last two fiscal years ended October 31, 2011 and October 31, 2010 were $15,500 and $15,000, respectively.

(d)	All Other Fees. The Registrant was not billed any fees by PWC for the fiscal years ended October 31, 2011 and October 31, 2010 for products and services provided by PWC, other than the services reported in paragraphs (a) through (c) of this Item.

(e)

Pre-Approval Policies and Procedures. Pursuant to the Registrant’s Audit Committee Charter (“Charter”), the Audit Committee is responsible for approving in advance the firm to be employed as the Registrant’s independent auditor. In addition, the Charter provides that the Audit Committee is responsible for reviewing and approving any and all proposals by the Registrant for the independent auditor to render permissible non-audit services and reviewing and approving the fees and other terms of any such engagement. In determining whether to pre-approve non-audit services, the Audit Committee considers whether such services are consistent with the independent auditor’s independence.

Pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X, pre-approval is required for non-audit services billed by PWC to the Registrant’s investment adviser, or any other entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant if the services relate directly to the operations and financial reporting of the Registrant. As disclosed above in Items 4(b) through (d), there were no fees for such services during the applicable periods.

(f)	Less than 50 percent of the hours expended on PWC’s engagement to audit the Registrant’s financial statements for the fiscal year ended October 31, 2011 for the Registrant were attributed to work performed by persons other than PWC’s full-time, permanent employees.

(g)	PWC did not bill the Registrant for any other non-audit services for the fiscal years ended October 31, 2011 and 2010 for the Funds other than as disclosed above.

No fees were billed by PWC for non-audit services rendered to Thomas White International, Ltd. (“TWI”), the Registrant’s investment adviser, or to entities controlling, controlled by, or under common control with TWI for the fiscal years ended October 31, 2011 and October 31, 2010.

(h)	Because PWC has not rendered non-audit services to TWI, the Registrant’s Audit Committee did not have to consider whether the provision of non-audit services that were rendered to TWI and any entity controlling, controlled by, or under common control with TWI that provides ongoing services to the Registrant were not required to be pre-approved by the Audit Committee because they did not relate directly to the operations and financial reporting of the Registrant and were not compatible with maintaining PWC’s independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Included as part of Item 1 of this report.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(a) Based on an evaluation of Registrant’s Disclosure Controls and Procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940) (the “Disclosure Controls”), as of a date within 90 days prior to the filing date (the “Filing Date”) of this Form N-CSR (the “Report”), the Registrant’s principal executive officer and principal financial officer have concluded that the Disclosure Controls are effectively designed to ensure that information required to be disclosed by the Registrant in the Report is recorded, processed, summarized and reported by the Filing Date, including ensuring that information required to be disclosed in the Report is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure.

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the Registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2)	Certifications of chief executive officer and chief financial officer filed as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(b)	Certifications of chief executive officer and chief financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

LORD ASSET MANAGEMENT TRUST

By:	/s/ Stathy M. White
Stathy M. White
President (Principal Executive Officer)

Date:	January 9, 2012

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this Report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Stathy M. White
Stathy M. White
President (Principal Executive Officer)

Date:	January 9, 2012

By:	/s/ David M. Sullivan II
David M. Sullivan II
Treasurer (Principal Financial Officer)

Date:	January 9, 2012

EXHIBIT INDEX
(a)(1)	Code of Ethics for Principal Executive and Senior Financial Officers.

(a)(2)	Certifications of principal executive officer and principal financial officer filed as required by Rule 30a-2 under the Investment Company Act of 1940.

(b)	Certification of principal executive officer and principal financial officer furnished as required by Section 906 of the Sarbanes-Oxley Act of 2002.